UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23863

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Infrastructure Income Fund Inc.

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

Brookfield

2026 SEMI-ANNUAL REPORT

Brookfield Infrastructure Income Fund Inc.

IN PROFILE

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a Manitoba limited partnership (“BAM PIC Canada,” or the “Adviser”), provides investment advisory services to the Fund and certain public and private investment vehicles and programs that Brookfield currently manages and participates in, and may in the future manage and participate in, including co-investment vehicles, sidecar vehicles, separate accounts, region-specific vehicles, strategy-specific vehicles, sector-specific vehicles and Brookfield proprietary accounts (collectively, “Brookfield Accounts”). BAM PIC Canada is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAM) (“BAM Ltd.”). Brookfield Public Securities Group LLC (“PSG”) serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of BAM Ltd. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd. BAM Ltd. is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with over $1 trillion of assets under management as of June 30, 2026.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	4
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statements of Changes in Net Assets	21
Consolidated Statement of Cash Flows	22
Consolidated Financial Highlights	23
Notes to Consolidated Financial Statements	29
Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements	46
Dividend Reinvestment Plan	50
Joint Notice of Privacy Policy	51

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Infrastructure Income Fund Inc. (the “Fund” or “BII”) for the period from January 1, 2026, through June 30, 2026 (“the Period”).

The Fund delivered a positive return during each month for the first half of the year, highlighting the portfolio’s resilience during this reporting period. Performance was underpinned by the strong cash flow profile of our assets, with 85% of revenues being either regulated or contracted and 80% with inflation-linked escalators. These characteristics have helped to provide consistency across a range of market environments.

New Investments

During the first half of the year, we brought the total number of investments to 52 by continuing to invest in essential, high-quality infrastructure assets. Below we highlight a few key transactions that closed during the period:

U.S. Utility (Duke Energy Florida)

BII, alongside Brookfield, acquired a 19.7% equity interest in Duke Energy Florida (“Duke Florida”) from Duke Energy Corporation at the end of February. Duke Florida is a single-state, fully regulated, integrated electric utility serving two million customers and covering over half of Florida—an economically robust region and one of the fastest-growing in the U.S. With a regulated asset base of approximately $23 billion, Duke Energy Florida owns and operates over 78,000 kilometers of distribution lines, 8,700 kilometers of transmission lines, and 13 gigawatt (GW) of renewable and thermal generation assets. The business is regulated by the Florida Public Service Commission (“Florida PSC”), a regulatory framework that Brookfield believes is supportive of utility investment.

U.S. Electric Transmission (Trans Bay Cable)

In March, BII participated in the acquisition of Trans Bay Cable, a 400 megawatt (MW) high voltage direct current subsea transmission line in the San Francisco Bay. Brookfield acquired a 50% stake from a subsidiary of NextEra Energy, who will maintain the residual 50% and operatorship. Trans Bay Cable is a federally identified critical asset developed to address service reliability needs following the occurrence of San Francisco-wide blackouts and provides 40% of the electric power to the city and surrounding areas. It functions as a key balancing resource for the California electric grid.

AI Compute Infrastructure Platform (Radiant)

BII participated in the launch of Radiant, the AI compute leasing platform formed in partnership with NVIDIA, in March. Radiant will serve as Brookfield’s operating platform to lease contracted, high-performance compute infrastructure to hyperscalers, enterprises and sovereign customers and has a robust pipeline of projects with investment characteristics that we believe are attractive.

Radiant follows Brookfield’s disciplined approach to infrastructure investing and is expected to benefit from cash flow visibility associated with long-term take-or-pay contracts, strong demand for compute infrastructure and an advanced pipeline for deployment with highly rated counterparties. Radiant is differentiated as one of a limited number of NVIDIA Cloud Partners, receiving enhanced access to graphics processing units (GPUs) and NVIDIA’s data center reference architecture—helping to enable faster and more cost-effective deployment.

Transport Loan

In March, BII participated in a senior secured loan that will help finance the purchase, as well as future acquisitions, of a fixed base operator (FBO). An FBO provides essential aeronautical services supporting general and private aviation. The transaction is supported by a well-capitalized, experienced institutional sponsor and has a seasoned management team possessing extensive large-scale FBO operating experience. The portfolio comprises essential aviation assets in strategically attractive markets.

2026 Semi-Annual Report	1

LETTER TO SHAREHOLDERS (continued)

Portfolio Company Initiatives

We also wanted to provide an update on our nuclear services company, Westinghouse.

Nuclear Services (Westinghouse)

In October 2025, Westinghouse announced a strategic partnership with the U.S. Government to accelerate the construction of at least $80 billion of new reactors using Westinghouse technology. In June 2026, the U.S. Department of Energy issued a conditional commitment for $17.5 billion in loan facilities to finance long-lead equipment and help accelerate construction and commercial operations of Westinghouse’s AP1000 nuclear reactor by up to three years across the U.S. These initiatives represent important milestones toward the deployment of new nuclear capacity in the U.S. and for Westinghouse to expand its Energy Systems activities, reinforcing Westinghouse’s position as a leading nuclear technology provider. These partnerships also help demonstrate Brookfield’s commitment to providing baseload electric power and supporting the growing energy demands of AI.

Outlook

Since BII’s inception, we have highlighted what we believe are three important forces shaping the investment landscape: digitalization, decarbonization, and deglobalization. While these themes remain highly relevant, the infrastructure required to support them continues to evolve alongside the global economy.

Digitalization has expanded beyond towers and fiber to include cloud infrastructure, hyperscale data centers, AI-driven computing capacity and the power systems that support them. At the same time, decarbonization has shifted from a singular focus on replacing carbon-intensive generation to a broader focus on energy addition, driven by AI, electrification and reindustrialization. Deglobalization has progressed from reshoring and supply chain resilience to a greater focus on energy security and data sovereignty, fueling investment in domestic energy systems, strategic supply chains and national digital infrastructure.

In our view, the result is an expanding investable universe for infrastructure investors. Legacy assets such as ports, pipelines, towers and utilities remain key focus areas, but require additional capital and operating expertise to maintain, modernize and expand these networks and systems. Maturing sectors such as solar, battery storage and cloud data centers increasingly offer long-term contracted cash flows and exhibit the operating characteristics associated with infrastructure. Newer areas, including AI infrastructure and new energy and power infrastructure, may present opportunities for enhanced risk-adjusted returns and provide exposure to some of the most significant structural growth trends shaping the global economy.

BII’s portfolio reflects this breadth, with investments across power and transition, data infrastructure, transport, midstream and utilities. The Fund also invests across equity and debt, allowing it to combine current income from contracted and regulated assets with earnings growth and expansion opportunities. We believe this diversification across sectors and return drivers positions BII to participate in the broadening infrastructure opportunity set while maintaining a disciplined focus on essential assets and contracted and regulated cash flows.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.privatewealth.brookfield.com for more information. Thank you for your support.

Chloe Berry

President

Brookfield Infrastructure Income Fund Inc.

2	Brookfield

LETTER TO SHAREHOLDERS (continued)

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2026, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Quasar Distributors, LLC is the distributor of Brookfield Infrastructure Income Fund Inc.

2026 Semi-Annual Report	3

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

Average Annual Total Returns*

As of June 30, 2026	Six Months†	1 Year	Since Inception†	Inception Date
Class I Shares	4.39%	9.22%	8.63%	November 1, 2023
Class S (Excluding Sales Charge)	3.95%	8.32%	7.72%	December 1, 2023
Class S (Including Sales Charge)	0.35%	4.57%	6.26%	December 1, 2023
Class D (Excluding Sales Charge)	4.19%	9.01%	8.39%	March 1, 2024
Class D (Including Sales Charge)	2.10%	6.87%	7.48%	March 1, 2024
FTSE Global Core Infrastructure 50/50 Index	10.66%	15.78%	7.94%	November 1, 2023

*	All returns shown in USD.
†	Returns for less than one year are not annualized.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns are shown in United States Dollars (“USD”).

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly into an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Consolidated Schedule of Investments contained in this report for a full listing of the Fund’s holdings.

Investing in the Fund involves a high degree of risk, including possible loss of principal invested. There can be no assurance that the Fund will achieve its investment objective.

The Fund will subject Fund stockholders to greater risks associated with private market investments with potential limited liquidity. An investment in the Fund should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Private infrastructure investments are subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, government regulations and fluctuations in interest rates. Since investments in infrastructure securities, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of these investments. Such specific market conditions could include, but are not limited to, the following: (i) demand for commodities, such as natural gas or minerals; (ii) impact of alternative technologies on our business and cyber security attacks; (iii) ability to successfully identify, complete and integrate acquisitions; (iv) competition with other market participants; (v) construction or expansion or projects, environmental damage and future capital expenditures; (vi) economic regulation and adverse regulatory decisions in the countries we operate, including nationalization or the imposition of new taxes; (vii) supply chain disruptions; and (viii) adverse claims or governmental rights or governmental rights asserted against the lands used for our infrastructure assets.

4	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements and to seek to achieve its investment objectives. Leverage creates risks that may adversely affect the return for the stockholders.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2026 and subject to change based on subsequent developments.

2026 Semi-Annual Report	5

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Schedule of Investments (Unaudited)
June 30, 2026

US$ THOUSANDS	DATE ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	FAIR VALUE
PRIVATE INVESTMENTS - 80.9%
PRIVATE EQUITY INVESTMENTS - 72.0%
Power & Transition 29.3%
Canadian Wind Portfolio (Ontario Wind)	November 2022	3,4,5,13	North America	$102,858	$107,320
Colombian Renewable Power (Isagen)	December 2022	3,5,6,13	Latin America	378,756	472,392
Global Renewable Power (Neoen)	December 2024	3,5,6,13	Global	266,372	346,906
Nuclear Services (Westinghouse)	November 2023	3,5,6,13	North America	114,765	298,308
Terraform Renewable Power (TERP)	November 2022	3,5,6,13	Global	150,065	109,457
U.K. Offshore Wind (Orsted)	December 2024	3,5,6,13	Europe	14,521	12,212
U.K. Wind & Solar Portfolio (OnPath)	December 2023	3,5,6,13	Europe	16,100	20,349
U.S. Hydro Portfolio (Smoky Mountain)	March 2023	3,4,5,7,13	North America	66,289	117,303
U.S. Renewable Power (Geronimo Power)	May 2025	3,5,6,13	North America	37,357	37,899
U.S. Renewable Power (Modal Power)	April 2026	3,4,5,13	North America	101,554	115,388
U.S. Residential Solar (Renewbrook Energy)	February 2026	3,4,5,13	North America	132,678	94,643
Total Power & Transition				1,381,315	1,732,177

Utilities 16.7%
Australian Utility Network (AusNet Services)	November 2022	3,4,5,13	Asia Pacific	92,214	127,573
North American Residential Infrastructure (Enercare)	November 2022	3,4,5,13	North America	118,092	165,602
North American Residential Infrastructure (HomeServe)	January 2023	3,5,6,13	North America	89,943	117,530
South Korean Industrial Gas Platform (SK Aircore)	October 2025	3,5,6,13	Asia Pacific	18,842	19,677
U.K. Gas Distribution (SGN)	November 2022	3,4,5,13	Europe	51,268	68,229
U.S. Electric Transmission (FirstEnergy Transmission)	November 2022	3,5,6,13	North America	56,033	68,900
U.S. Electric Transmission (Trans Bay Cable)	March 2026	3,5,6,13	North America	48,743	50,321
U.S. Utility (Duke Energy Florida)	February 2026	3,5,6,13	North America	358,230	370,625
Total Utilities				833,365	988,457

Transport 10.7%
European LNG Vessels (Knutsen LNG)	March 2023	8,13	Europe	37,500	29,366
European Port Operation (ADP)	October 2025	3,5,6,13	Europe	3,059	3,287
Global Container Network (Triton International)	April 2023	3,5,6,13	Global	80,007	101,067
North American Railcar Network (Michigan Rail)	December 2025	3,5,6,13	North America	32,963	34,950
U.K. & European Diversified Infrastructure	October 2024	8,9,13	Europe	262,492	278,235
U.S. Toll Road (SH 130)	December 2024	8,13	North America	150,811	186,361
Total Transport				566,832	633,266

Midstream 7.7%
Canadian Midstream (Inter Pipeline)	November 2022	3,4,5,13	North America	164,195	180,988
U.S. Pipeline System (Colonial)	July 2025	3,5,6,13	North America	268,721	276,138
Total Midstream				432,916	457,126

Data 7.6%
AI Compute Infrastructure Platform (Radiant)	March 2026	3,5,6,13	Europe	8,910	9,226
Behind-the-Meter Solutions (Bloom Energy Partnership)	December 2025	3,5,6,13	North America	20,406	21,003
European Telecom Towers (GD Towers)	February 2023	3,5,6,13	Europe	66,168	101,693
GCC Telecom Towers	June 2025	3,5,6,13	Asia Pacific	7,324	8,870
U.S. Bulk Fiber Network (Hotwire Communications)	September 2025	3,5,6,13	North America	97,042	108,160
U.S. Digital Infrastructure Platform (5C Group)	July 2025	3,5,6,13	North America	112,500	131,331
U.S. Semiconductor Facility (Intel Partnership)	January 2023	3,4,5,13	North America	30,900	61,056
U.S. Wireless Infrastructure (SVP)	December 2024	3,4,5,13	North America	7,543	9,620
Total Data				350,793	450,959
Total PRIVATE EQUITY INVESTMENTS				3,565,221	4,261,985

PRIVATE DEBT INVESTMENTS - 8.9%
BII BID Aggregator A L.P.	December 2023	3,5,12	North America	300,543	309,065
BII BID Aggregator B L.P.	December 2023	3,5,12	North America	42,916	43,969
BII BID Aggregator D L.P.	May 2025	3,5,12	North America	87,687	90,447

See Notes to Consolidated Financial Statements.

6	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	DATE ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	FAIR VALUE
PRIVATE INVESTMENTS - 80.9% (continued)
PRIVATE DEBT INVESTMENTS - 8.9% (continued)
BII BID Aggregator E L.P.	June 2026	3,5,12	North America	$26,676	$26,800
BII BID Preferred Aggregator L.P.	May 2024	3,5,12	North America	54,569	58,093
BISS BII Golden Gate Aggregator L.P.	June 2026	3,5,12	North America	471	474
Total PRIVATE DEBT INVESTMENTS				512,862	528,848

Total PRIVATE INVESTMENTS				4,078,083	4,790,833

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8%
Corporate Bonds 17.8%
Infrastructure Services 0.7%
Flowserve Corp., 3.50%, 10/01/2030		North America	4,233	3,996
GFL Environmental, Inc., 3.50%, 09/01/2028	10	North America	4,500	4,390
GFL Environmental, Inc., 6.75%, 01/15/2031	10	North America	1,904	1,959
Republic Services, Inc., 2.90%, 07/01/2026		North America	7,842	7,842
Waste Connections, Inc., 4.25%, 12/01/2028		North America	8,316	8,267
Waste Management, Inc., 3.15%, 11/15/2027		North America	6,614	6,516
Waste Management, Inc., 4.50%, 03/15/2028		North America	1,557	1,561
Waste Management, Inc., 7.00%, 07/15/2028		North America	3,745	3,926
Xylem, Inc., 1.95%, 01/30/2028		North America	5,460	5,250
Total Infrastructure Services			44,171	43,707

Oil Gas Transportation & Distribution 5.0%
Boardwalk Pipelines LP, 4.45%, 07/15/2027		North America	4,886	4,879
Boardwalk Pipelines LP, 4.80%, 05/03/2029		North America	3,220	3,224
Buckeye Partners LP, 4.13%, 12/01/2027		North America	2,542	2,509
Buckeye Partners LP, 4.50%, 03/01/2028	10	North America	208	206
Buckeye Partners LP, 6.88%, 07/01/2029	10	North America	1,593	1,627
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/2029		North America	1,755	1,698
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027		North America	8,036	8,057
Cheniere Energy, Inc., 4.63%, 10/15/2028		North America	6,529	6,515
Columbia Pipelines Holding Co. LLC, 5.10%, 10/01/2031	10	North America	1,925	1,929
Columbia Pipelines Holding Co. LLC, 6.04%, 08/15/2028	10	North America	2,578	2,644
Columbia Pipelines Operating Co. LLC, 5.93%, 08/15/2030	10	North America	11,066	11,498
DCP Midstream Operating LP, 5.63%, 07/15/2027		North America	9,333	9,420
DT Midstream, Inc., 4.13%, 06/15/2029	10	North America	15,756	15,448
DT Midstream, Inc., 4.30%, 04/15/2032	10	North America	3,696	3,533
DT Midstream, Inc., 4.38%, 06/15/2031	10	North America	2,006	1,939
Enbridge, Inc., 3.70%, 07/15/2027		North America	9,886	9,819
Enbridge, Inc., 4.85%, 03/27/2031		North America	1,253	1,253
Energy Transfer LP, 6.00%, 02/01/2029	10	North America	7,575	7,635
Energy Transfer LP, 6.10%, 12/01/2028		North America	133	137
Enterprise Products Operating LLC, 2.80%, 01/31/2030		North America	5,500	5,176
Enterprise Products Operating LLC, 3.95%, 02/15/2027		North America	3,639	3,630
Enterprise Products Operating LLC, 4.15%, 10/16/2028		North America	3,955	3,927
EQT Corp., 4.50%, 01/15/2029		North America	833	827
Hess Midstream Operations LP, 4.25%, 02/15/2030	10	North America	1,614	1,557
Hess Midstream Operations LP, 5.13%, 06/15/2028	10	North America	5,264	5,249
Hess Midstream Operations LP, 5.88%, 03/01/2028	10	North America	151	152
Hess Midstream Operations LP, 6.50%, 06/01/2029	10	North America	3,501	3,572
Kinder Morgan Energy Partners LP, 7.75%, 03/15/2032		North America	3,300	3,760
Kinder Morgan, Inc., 2.00%, 02/15/2031		North America	4,384	3,879
Kinder Morgan, Inc., 4.30%, 03/01/2028		North America	1,857	1,850

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	7

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Corporate Bonds 17.8% (continued)

Oil Gas Transportation & Distribution 5.0% (continued)
Kinder Morgan, Inc., 5.00%, 02/01/2029		North America	$3,132	$3,161
Kinetik Holdings LP, 6.63%, 12/15/2028	10	North America	2,779	2,825
Midwest Connector Capital Co. LLC, 4.63%, 04/01/2029	10	North America	9,498	9,440
MPLX LP, 4.00%, 03/15/2028		North America	7,595	7,524
MPLX LP, 4.13%, 03/01/2027		North America	1,070	1,068
MPLX LP, 4.80%, 02/15/2029		North America	442	443
MPLX LP, 4.80%, 02/15/2031		North America	5,749	5,727
Northwest Pipeline LLC, 4.00%, 04/01/2027		North America	1,531	1,525
ONEOK, Inc., 4.40%, 10/15/2029		North America	8,505	8,418
ONEOK, Inc., 4.55%, 07/15/2028		North America	4,538	4,529
ONEOK, Inc., 5.38%, 06/01/2029		North America	3,624	3,684
Plains All American Pipeline LP, 3.55%, 12/15/2029		North America	9,284	8,942
Plains All American Pipeline LP, 3.80%, 09/15/2030		North America	1,213	1,165
Plains All American Pipeline LP, 4.70%, 01/15/2031		North America	6,611	6,559
Rockies Express Pipeline LLC, 4.95%, 07/15/2029	10	North America	411	406
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028		North America	2,870	2,851
South Bow USA Infrastructure Holdings LLC, 4.91%, 09/01/2027		North America	10,495	10,523
South Bow USA Infrastructure Holdings LLC, 5.03%, 10/01/2029		North America	3,225	3,237
Spectra Energy Partners LP, 3.38%, 10/15/2026		North America	1,541	1,537
Sunoco LP, 4.50%, 05/15/2029		North America	76	74
Sunoco LP, 4.50%, 10/01/2029	10	North America	508	494
Sunoco LP, 7.00%, 05/01/2029	10	North America	547	562
Targa Resources Corp., 4.35%, 01/15/2029		North America	2,000	1,985
Targa Resources Corp., 4.35%, 04/15/2031		North America	900	880
Targa Resources Corp., 4.90%, 09/15/2030		North America	844	846
Targa Resources Corp., 5.20%, 07/01/2027		North America	1,512	1,522
Targa Resources Partners LP, 4.88%, 02/01/2031		North America	8,956	8,929
Targa Resources Partners LP, 5.50%, 03/01/2030		North America	5,171	5,213
Texas Eastern Transmission LP, 3.50%, 01/15/2028	10	North America	2,446	2,402
TransCanada PipeLines Ltd., 4.10%, 04/15/2030		North America	6,929	6,773
TransCanada PipeLines Ltd., 4.25%, 05/15/2028		North America	1,374	1,366
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/2030		North America	4,000	3,800
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/2028		North America	9,687	9,587
Western Midstream Operating LP, 4.75%, 08/15/2028		North America	9,944	9,924
Western Midstream Operating LP, 4.80%, 03/01/2031		North America	5,981	5,918
Western Midstream Operating LP, 7.25%, 04/01/2030	10	North America	3,742	3,924
Whistler Pipeline LLC, 5.40%, 09/30/2029	10	North America	10,378	10,530
Whistler Pipeline LLC, 5.70%, 09/30/2031	10	North America	8,989	9,225
Williams Cos., Inc. (The), 5.30%, 08/15/2028		North America	3,872	3,929
Total Oil Gas Transportation & Distribution			299,943	298,996

Telecommunications 2.9%
American Tower Corp., 1.88%, 10/15/2030		North America	1,455	1,292
American Tower Corp., 2.30%, 09/15/2031		North America	2,196	1,939
American Tower Corp., 2.90%, 01/15/2030		North America	2,875	2,702
American Tower Corp., 3.65%, 03/15/2027		North America	3,792	3,771
American Tower Corp., 5.00%, 01/31/2030		North America	2,957	2,982
American Tower Corp., 5.25%, 07/15/2028		North America	3,315	3,354
AT&T, Inc., 1.65%, 02/01/2028		North America	4,117	3,935
AT&T, Inc., 4.30%, 02/15/2030		North America	8,000	7,899
AT&T, Inc., 4.35%, 03/01/2029		North America	7,235	7,190
British Telecommunications Ltd., 5.13%, 12/04/2028		Europe	9,381	9,457
British Telecommunications Ltd., 9.63%, 12/15/2030		Europe	7,468	8,830
CCO Holdings LLC, 6.38%, 09/01/2029	10	North America	1,545	1,544

See Notes to Consolidated Financial Statements.

8	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Corporate Bonds 17.8% (continued)

Telecommunications 2.9% (continued)
Charter Communications Operating LLC, 2.80%, 04/01/2031		North America	$6,615	$5,896
Charter Communications Operating LLC, 3.75%, 02/15/2028		North America	3,481	3,413
Comcast Corp., 1.95%, 01/15/2031		North America	2,182	1,930
Comcast Corp., 2.65%, 02/01/2030		North America	2,615	2,437
Comcast Corp., 3.15%, 02/15/2028		North America	3,977	3,898
Cox Communications, Inc., 2.60%, 06/15/2031	10	North America	4,684	4,137
Cox Communications, Inc., 3.50%, 08/15/2027	10	North America	7,148	7,057
Cox Communications, Inc., 5.45%, 09/15/2028	10	North America	200	202
Crown Castle, Inc., 4.00%, 03/01/2027		North America	1,046	1,043
Crown Castle, Inc., 5.00%, 01/11/2028		North America	2,672	2,687
Crown Castle, Inc., 5.60%, 06/01/2029		North America	1,493	1,527
Digital Realty Trust LP, 3.70%, 08/15/2027		North America	5,579	5,530
Equinix Asia Financing Corp. Pte. Ltd., 4.40%, 03/15/2031		North America	1,682	1,645
Equinix Europe 2 Financing Corp. LLC, 4.60%, 11/15/2030		North America	4,026	3,982
Equinix, Inc., 1.55%, 03/15/2028		North America	658	626
Equinix, Inc., 1.80%, 07/15/2027		North America	2,174	2,114
Equinix, Inc., 2.50%, 05/15/2031		North America	320	287
Orange SA, 9.00%, 03/01/2031		Europe	11,013	12,872
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	4,877	4,832
Rogers Communications, Inc., 5.00%, 02/15/2029		North America	2,500	2,516
Sprint Capital Corp., 6.88%, 11/15/2028		North America	2,870	3,008
Telefonica Europe BV, 8.25%, 09/15/2030		Europe	11,763	13,216
T-Mobile USA, Inc., 2.25%, 11/15/2031		North America	173	152
T-Mobile USA, Inc., 2.88%, 02/15/2031		North America	764	703
T-Mobile USA, Inc., 3.38%, 04/15/2029		North America	1,444	1,396
T-Mobile USA, Inc., 3.75%, 04/15/2027		North America	4,470	4,447
T-Mobile USA, Inc., 4.85%, 01/15/2029		North America	1,554	1,564
Verizon Communications, Inc., 4.02%, 12/03/2029		North America	8,625	8,468
Verizon Communications, Inc., 4.33%, 09/21/2028		North America	3,513	3,503
Videotron Ltd., 3.63%, 06/15/2029	10	North America	12,985	12,533
Total Telecommunications			171,439	172,516

Transportation 0.7%
Burlington Northern Santa Fe LLC, 6.75%, 03/15/2029		North America	1,800	1,897
Burlington Northern Santa Fe LLC, 7.95%, 08/15/2030		North America	3,500	3,927
Canadian National Railway Co., 3.85%, 08/05/2032		North America	2,700	2,572
Canadian Pacific Railway Co., 1.75%, 12/02/2026		North America	6,198	6,137
CSX Corp., 2.60%, 11/01/2026		North America	6,640	6,605
CSX Corp., 3.80%, 03/01/2028		North America	3,124	3,092
Norfolk Southern Corp., 7.25%, 02/15/2031		North America	13,975	15,427
Total Transportation			37,937	39,657

Utility 8.5%
Alabama Power Co., 4.30%, 03/15/2031		North America	4,040	3,976
Alexander Funding Trust II, 7.47%, 07/31/2028	10	North America	101	105
Ameren Corp., 1.75%, 03/15/2028		North America	5,769	5,499
Ameren Corp., 3.50%, 01/15/2031		North America	7,000	6,640
Ameren Corp., 5.70%, 12/01/2026		North America	230	231
American Electric Power Co., Inc., 2.30%, 03/01/2030		North America	1,500	1,379
Appalachian Power Co., 2.70%, 04/01/2031		North America	5,000	4,559
Black Hills Corp., 4.55%, 01/31/2031		North America	6,470	6,377
Black Hills Corp., 5.95%, 03/15/2028		North America	7,268	7,412
Brooklyn Union Gas Co. (The), 3.87%, 03/04/2029	10	North America	11,663	11,413
CenterPoint Energy Houston Electric LLC, 2.35%, 04/01/2031		North America	2,153	1,944

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	9

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Corporate Bonds 17.8% (continued)

Utility 8.5% (continued)
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		North America	$13,270	$13,446
Clearway Energy Operating LLC, 4.75%, 03/15/2028	10	North America	4,168	4,130
Cleveland Electric Illuminating Co. (The), 4.55%, 11/15/2030	10	North America	800	787
CMS Energy Corp., 3.45%, 08/15/2027		North America	6,701	6,623
Commonwealth Edison Co., 3.70%, 08/15/2028		North America	178	175
Consolidated Edison Co. of New York, Inc., 3.80%, 05/15/2028		North America	3,979	3,931
Consolidated Edison Co. of New York, Inc., 4.00%, 12/01/2028		North America	8,363	8,279
Constellation Energy Generation LLC, 4.63%, 02/01/2029	10	North America	5,335	5,304
Consumers Energy Co., 4.50%, 01/15/2031		North America	2,552	2,536
Consumers Energy Co., 4.60%, 05/30/2029		North America	772	775
Consumers Energy Co., 4.65%, 03/01/2028		North America	774	778
Dominion Energy, Inc., 2.85%, 08/15/2026		North America	4,876	4,866
DTE Electric Co., 1.90%, 04/01/2028		North America	2,500	2,401
DTE Energy Co., 2.85%, 10/01/2026		North America	1,448	1,443
DTE Energy Co., 2.95%, 03/01/2030		North America	3,000	2,819
DTE Energy Co., 5.10%, 03/01/2029		North America	3,157	3,194
Duke Energy Corp., 2.65%, 09/01/2026		North America	8,277	8,254
Duke Energy Florida LLC, 2.40%, 12/15/2031		North America	663	591
Duke Energy Progress LLC, 3.45%, 03/15/2029		North America	1,582	1,542
East Ohio Gas Co. (The), 2.00%, 06/15/2030	10	North America	759	683
Eastern Gas Transmission & Storage, Inc., 3.00%, 11/15/2029		North America	10,000	9,456
Edison International, 4.80%, 03/15/2031		North America	7,500	7,301
Emera US Finance LLC, 4.50%, 04/01/2029		North America	3,960	3,934
Emera US Finance LP, 2.64%, 06/15/2031		North America	2,176	1,955
ENEL Finance International NV, 2.50%, 07/12/2031	10	Europe	17,179	15,311
ENEL Finance International NV, 4.13%, 09/30/2028	10	Europe	1,376	1,360
ENEL Finance International NV, 4.38%, 09/30/2030	10	Europe	200	197
Entergy Arkansas LLC, 4.00%, 06/01/2028		North America	126	125
Entergy Corp., 1.90%, 06/15/2028		North America	5,621	5,337
Entergy Corp., 2.40%, 06/15/2031		North America	5,373	4,789
Evergy Kansas Central, Inc., 2.55%, 07/01/2026		North America	4,225	4,225
Evergy Missouri West, Inc., 5.15%, 12/15/2027	10	North America	884	888
Evergy, Inc., 2.90%, 09/15/2029		North America	4,500	4,263
Evergy, Inc., 4.25%, 03/15/2029		North America	1,448	1,432
Eversource Energy, 2.55%, 03/15/2031		North America	552	498
Eversource Energy, 4.45%, 12/15/2030		North America	1,245	1,225
Eversource Energy, 4.60%, 07/01/2027		North America	1,530	1,531
Eversource Energy, 5.45%, 03/01/2028		North America	6,281	6,353
Eversource Energy, 5.85%, 04/15/2031		North America	8,833	9,169
Eversource Energy, 5.95%, 02/01/2029		North America	3,822	3,931
Exelon Corp., 5.15%, 03/15/2028		North America	4,180	4,220
FirstEnergy Corp., 3.90%, 07/15/2027		North America	4,070	4,049
FirstEnergy Pennsylvania Electric Co., 4.55%, 03/15/2031	10	North America	2,500	2,486
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028	10	North America	2,674	2,700
Fortis, Inc., 3.06%, 10/04/2026		North America	10,951	10,910
Georgia Power Co., 4.65%, 05/16/2028		North America	986	989
Jersey Central Power & Light Co., 4.40%, 01/15/2031		North America	5,218	5,136
Narragansett Electric Co. (The), 3.40%, 04/09/2030	10	North America	6,704	6,400
Narragansett Electric Co. (The), 3.92%, 08/01/2028	10	North America	505	498
National Grid USA, 8.00%, 11/15/2030		North America	2,925	3,268
National Rural Utilities Cooperative Finance Corp., 1.35%, 03/15/2031		North America	2,258	1,949
National Rural Utilities Cooperative Finance Corp., 4.05%, 02/09/2029		North America	2,916	2,879
National Rural Utilities Cooperative Finance Corp., 5.00%, 02/07/2031		North America	6,375	6,460

See Notes to Consolidated Financial Statements.

10	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Corporate Bonds 17.8% (continued)

Utility 8.5% (continued)
New York State Electric & Gas Corp., 5.65%, 08/15/2028	10	North America	$5,000	$5,095
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/2028		North America	10,475	9,967
NextEra Energy Capital Holdings, Inc., 4.85%, 02/04/2028		North America	3,909	3,931
NiSource, Inc., 3.49%, 05/15/2027		North America	9,610	9,540
NRG Energy, Inc., 4.45%, 06/15/2029	10	North America	4,400	4,335
NRG Energy, Inc., 4.73%, 10/15/2030	10	North America	7,000	6,919
NRG Energy, Inc., 4.96%, 04/30/2031	10	North America	9,861	9,763
NSTAR Electric Co., 1.95%, 08/15/2031		North America	178	156
Oncor Electric Delivery Co. LLC, 4.50%, 03/15/2031	10	North America	5,977	5,921
Oncor Electric Delivery Co. LLC, 4.65%, 11/01/2029		North America	9,500	9,511
Pacific Gas and Electric Co., 2.50%, 02/01/2031		North America	15,102	13,552
Pacific Gas and Electric Co., 3.25%, 06/01/2031		North America	1,457	1,345
Pacific Gas and Electric Co., 5.00%, 06/04/2028		North America	3,914	3,936
Progress Energy, Inc., 7.75%, 03/01/2031		North America	4,747	5,314
Public Service Co. of Colorado, 1.88%, 06/15/2031		North America	1,677	1,464
Public Service Co. of Colorado, 1.90%, 01/15/2031		North America	288	255
Public Service Co. of Oklahoma, 2.20%, 08/15/2031		North America	233	205
Public Service Electric and Gas Co., 2.25%, 09/15/2026		North America	195	194
Public Service Electric and Gas Co., 3.00%, 05/15/2027		North America	7,852	7,773
Public Service Enterprise Group, Inc., 2.45%, 11/15/2031		North America	2,178	1,933
Public Service Enterprise Group, Inc., 4.90%, 03/15/2030		North America	6,563	6,619
Public Service Enterprise Group, Inc., 5.20%, 04/01/2029		North America	2,980	3,021
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028		North America	887	910
Public Service Enterprise Group, Inc., 8.63%, 04/15/2031		North America	3,500	3,951
Puget Energy, Inc., 4.10%, 06/15/2030		North America	9,373	9,078
Sempra, 3.40%, 02/01/2028		North America	5,174	5,077
Southern California Edison Co., 2.25%, 06/01/2030		North America	3,638	3,303
Southern California Edison Co., 4.20%, 03/01/2029		North America	709	698
Southern California Edison Co., 5.15%, 06/01/2029		North America	192	194
Southern California Edison Co., 5.25%, 03/15/2030		North America	3,158	3,195
Southern California Gas Co., 2.55%, 02/01/2030		North America	7,850	7,333
Southern Co. (The), 3.25%, 07/01/2026		North America	1,611	1,611
Southern Co. (The), 4.85%, 06/15/2028		North America	9,238	9,293
Southern Co. Gas Capital Corp., 4.05%, 09/15/2028		North America	1,680	1,663
Southwestern Electric Power Co., 2.75%, 10/01/2026		North America	4,425	4,408
Spire, Inc., 4.60%, 09/01/2031		North America	12,500	12,322
Tampa Electric Co., 2.40%, 03/15/2031		North America	10,197	9,212
Tampa Electric Co., 4.90%, 03/01/2029		North America	3,559	3,587
Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031	10	North America	5,000	5,043
Tucson Electric Power Co., 1.50%, 08/01/2030		North America	995	878
Virginia Electric and Power Co., 3.50%, 03/15/2027		North America	5,639	5,605
Vistra Operations Co. LLC, 4.30%, 07/15/2029	10	North America	5,871	5,752
Vistra Operations Co. LLC, 4.38%, 05/01/2029	10	North America	5,994	5,891
Vistra Operations Co. LLC, 4.70%, 01/31/2031	10	North America	5,000	4,908
Vistra Operations Co. LLC, 5.00%, 04/30/2031	10	North America	4,013	3,986
WEC Energy Group, Inc., 4.75%, 01/15/2028		North America	9,004	9,028
Xcel Energy, Inc., 2.35%, 11/15/2031		North America	244	215
Xcel Energy, Inc., 2.60%, 12/01/2029		North America	7,087	6,619
Xcel Energy, Inc., 3.40%, 06/01/2030		North America	4,500	4,280
Xcel Energy, Inc., 4.00%, 06/15/2028		North America	3,150	3,114

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	11

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Corporate Bonds 17.8% (continued)

Utility 8.5% (continued)
Xcel Energy, Inc., 4.75%, 03/21/2028		North America	$362	$363
XPLR Infrastructure Operating Partners LP, 4.50%, 09/15/2027	10	North America	1,733	1,720
Total Utility			512,820	501,302
Total Corporate Bonds (Cost $1,057,367)				1,056,178

			SHARES	FAIR VALUE
PUBLIC SECURITIES 20.8% (continued)
Short-Term Investments 3.0%
Money Market Funds - 1.3%
Fidelity Institutional Money Market Treasury Portfolio, Institutional Class, 3.58%	11	North America	39,341	39,341
Invesco Government & Agency Portfolio, Institutional Class, 3.56%	11	North America	39,341	39,341
Total Money Market Funds				78,682

		PRINCIPAL AMOUNT	VALUE
Time Deposits - 1.7%
First Abu Dhabi Bank Time Deposit, 4.00%, 07/22/2026	North America	$100,188	100,188
Total Short-Term Investments (Cost $178,870)			178,870
Total PUBLIC SECURITIES 20.8%			1,235,048
Total Investments (Cost $5,314,320) - 101.7%			6,025,881
Liabilities in Excess of Other Assets - (1.7)%			(101,743)
TOTAL NET ASSETS - 100.0%			$5,924,138

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

1	Reflects the date at which the predecessor fund (“Brookfield Infrastructure Income Fund SCSp” or “Predecessor Fund”) initially acquired the investment, where applicable. Certain investments held by the Predecessor Fund were purchased from affiliates.
2	Cost initially reflects the market value as of the date of Reorganization, where applicable, and is adjusted for subsequent purchases and sales activity. On November 1, 2023, the date of Fund launch, the Predecessor Fund was reorganized into the Fund (the “Reorganization”), and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund.
3	Affiliated security (refer to Note 11, Investments in Affiliated Issuers, for further details).
4	Held through wholly-owned subsidiaries (refer to Note 2, Significant Accounting Policies, for further details).
5	These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of June 30, 2026, the total value of all such securities was $4,296,871,000 or 72.5% of net assets.
6	Indirectly held through an affiliated unconsolidated special purpose vehicle.
7	As defined by the Investment Company Act of 1940, this investment is deemed to be a “controlled person” of the Fund because the Fund owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities.
8	Investment held within an independently managed, third-party investment vehicle valued using the net asset value provided by the respective vehicle as a practical expedient.
9	Investment in Federated Hermes Diversified Infrastructure Fund which is comprised of a diversified portfolio of seven U.K. and European transport, utility and renewable power businesses.
10	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2026, the total value of such security was $240,213,000 or 4.1% of net assets.
11	The rate shown represents the seven-day yield as of June 30, 2026.

See Notes to Consolidated Financial Statements.

12	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

12	The Fund’s investments in BII BID Aggregator A L.P. (“Aggregator A”), BII BID Aggregator B L.P. (“Aggregator B”), BII BID Aggregator D L.P. (“Aggregator D”), BII BID Preferred Aggregator L.P. (“Preferred Aggregator”), BII BID Aggregator E L.P. (“Aggregator E”), and BISS BII Golden Gate Aggregator L.P. (“Golden Gate Aggregator”) represent equity interests in entities that provide loans and/or preferred equity to infrastructure borrowers/issuers, either by committing and funding these transactions entirely with their own capital or alongside affiliates. Brookfield Infrastructure Debt Fund III (“BID III”) is also an investor in Aggregator A, Aggregator B, and Preferred Aggregator (i.e., a co-investor), while Brookfield Infrastructure Debt Fund IV (“BID IV”) is a co-investor in Aggregator D and Aggregator E. Brookfield Infrastructure Structured Solutions (“BISS”) is a co-investor in Golden Gate Aggregator. BID III, BID IV and BISS are affiliates of the Fund.

Aggregator A, Aggregator B, Aggregator D, Aggregator E and Preferred Aggregator do not charge management fees. Redemption provisions are subject to the liquidity of their underlying investments, which may be limited. The infrastructure debt loans span multiple sectors, including transport, data, utilities, and power & transition.

The Fund may also use certain derivative instruments to hedge its currency or interest rate risks, in accordance with its investment program.

Aggregator A:

Aggregator A has made loan commitments of $308 million of which $293 million was funded as of June 30, 2026. The coupons for these loans are fixed and, as of June 30, 2026, range from 8% to 11%. The maturities range from September 2027 to March 2031.

Aggregator B:

Aggregator B has made a loan commitment of $50 million, all of which was funded as of June 30, 2026. The coupon for the loan is fixed at 9% as of June 30, 2026. The maturity date is August 2027.

Aggregator D:

Aggregator D has made loan commitments of $138 million of which $89 million was funded as of June 30, 2026. The coupons for these loans are comprised of fixed and variable rates and, as of June 30, 2026, range from 8% to 10%. The maturity date ranges from June 2029 to March 2031.

Aggregator E:

Aggregator E has made a loan commitment of $142 million of which $29 million was funded as of June 30, 2026. The coupon for this loan is fixed at 12% as of June 30, 2026. The maturity date is June 2027.

Preferred Aggregator:

Preferred Aggregator has made preferred equity commitments of $86 million of which $61 million was funded as of June 30, 2026. The coupons for these instruments are fixed and, as of June 30, 2026, range from 9% to 10%. The maturities range from May 2030 to November 2030.

Golden Gate Aggregator:

Golden Gate Aggregator has made a loan commitment of $3 million of which $1 million was funded as of June 30, 2026. The coupon for this loan is fixed at 12% as of June 30, 2026. The maturity date is June 2027.

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	13

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

13	The table below lists, for each portfolio company investment, the corresponding vehicles or legal entities that represents the issuer for disclosure purposes in accordance with Regulation S-X Article 12. The Fund invests in the issuer entities disclosed in the table below which, in turn, invests in the portfolio company investments through other special purpose vehicles or aggregators.

Investment	Issuer
Power & Transition
Canadian Wind Portfolio (Ontario Wind)	Comber Holdings Limited Partnership, Brookfield Power Wind Financial Partnership, Gosfield Wind General Partnership
Colombian Renewable Power (Isagen)	BRE Colombia Hydro Holdings L.P., BII Sapphire Holdings L.P.
Global Renewable Power (Neoen)	BRHL Aggregator L.P.
Nuclear Services (Westinghouse)	Watt Aggregator L.P.
Terraform Renewable Power (TERP)	Terraform Power Parent, LLC
U.K. Offshore Wind (Orsted)	Brookfield Makalu Aggregator L.P.
U.K. Wind & Solar Portfolio (OnPath)	OnPath Energy Holdings Limited
U.S. Hydro Portfolio (Smoky Mountain)	Smoky Mountain Holdings II LLC
U.S. Renewable Power (Geronimo Power)	BGTF II Splitter L.P.
U.S. Renewable Power (Modal Power)	BII BID Solar II Aggregator L.P.
U.S. Residential Solar (Renewbrook Energy)	BII BID Solar Aggregator L.P.
Utilities
Australian Utility Network (AusNet Services)	BSIP Volta Sidecar L.P.
North American Residential Infrastructure (Enercare)	BIP Cardinal (E) Holdings L.P. & BIP Cardinal (D) Holdings L.P.
North American Residential Infrastructure (HomeServe)	BIF III Hestia Aggregator L.P.
South Korean Industrial Gas Platform (SK Aircore)	BIF V Vino Aggregator 2 L.P.
U.K. Gas Distribution (SGN)	UK Gas Distribution Sidecar II L.P.
U.S. Electric Transmission (FirstEnergy Transmission)	BSIP NATC Sidecar L.P.
U.S. Electric Transmission (Trans Bay Cable)	California Transmission Holding Company L.P.
U.S. Utility (Duke Energy Florida)	Peninsula Power Aggregator L.P.
Transport
European LNG Vessels (Knutsen LNG)	OMP LNG SICAV plc
European Port Operation (ADP)	BISS Confidence L.P.
Global Container Network (Triton International)	Thanos Aggregator LLC
North American Railcar Network (Michigan Rail)	Michigan Sub Aggregator L.P.
U.K. & European Diversified Infrastructure	Federated Hermes Diversified Infrastructure L.P.
U.S. Toll Road (SH 130)	Strategic Value Spurs A-1, L.P.
Midstream
Canadian Midstream (Inter Pipeline)	Buffalo BIP CR Co-Invest (E) L.P. & Buffalo BIP Co-Invest (D) L.P.
U.S. Pipeline System (Colonial)	Colossus Co-Invest L.P.
Data
AI Compute Infrastructure Platform (Radiant)	BAIIF Radiant L.P.
Behind-the-Meter Solutions (Bloom Energy Partnership)	Brookfield Bolt HoldCo Parent LLC
European Telecom Towers (GD Towers)	BIF V Carlos Aggregator L.P.
GCC Telecom Towers	BIF V Tower Hold Co
U.S. Bulk Fiber Network (Hotwire Communications)	BIF V Hotwire Sub-Splitter I L.P. & BIF V Hotwire Sub-Splitter II L.P.
U.S. Digital Infrastructure Platform (5C Group)	BII BISS Firestone Aggregator L.P.
U.S. Semiconductor Facility (Intel Partnership)	Foundry JV Aggregator Holdco LLC
U.S. Wireless Infrastructure (SVP)	BII-BISS Launch Aggregator LLC

See Notes to Consolidated Financial Statements.

14	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

Foreign currency forward contracts

At June 30, 2026, the Fund had the following forward exchange contracts outstanding:

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
07/23/26	542	USD	760	AUD	Goldman Sachs & Co.	$17
07/23/26	758	USD	559	GBP	Goldman Sachs & Co.	17
09/25/26	127,421	USD	170,000	CAD	Macquarie Group	7,154
10/23/26	546	USD	767	AUD	Goldman Sachs & Co.	16
10/23/26	746	USD	551	GBP	Goldman Sachs & Co.	16
10/30/26	4,216	USD	3,160	GBP	National Bank Of Canada	24
12/15/26	798	USD	1,073	CAD	Mizuho Financial Group	35
01/22/27	542	USD	763	AUD	Goldman Sachs & Co.	15
01/22/27	737	USD	545	GBP	Goldman Sachs & Co.	14
03/31/27	21,631	USD	29,793	CAD	Mizuho Financial Group	366
04/23/27	536	USD	758	AUD	Goldman Sachs & Co.	14
04/23/27	728	USD	539	GBP	Goldman Sachs & Co.	13
06/07/27	5,799	USD	7,786	CAD	Mizuho Financial Group	219
06/30/27	1,876	GBP	2,479	USD	Goldman Sachs & Co.	11
06/30/27	1,897	GBP	2,515	USD	Mizuho Financial Group	3
06/30/27	3,341	USD	4,500	CAD	Mizuho Financial Group	114
07/23/27	547	USD	776	AUD	Goldman Sachs & Co.	13
07/23/27	743	USD	551	GBP	Goldman Sachs & Co.	12
09/29/27	4,256	USD	5,800	CAD	Goldman Sachs & Co.	84
09/30/27	4,409	GBP	5,842	USD	Goldman Sachs & Co.	9
09/30/27	4,409	GBP	5,845	USD	Mizuho Financial Group	6
10/22/27	547	USD	778	AUD	Goldman Sachs & Co.	11
10/22/27	734	USD	545	GBP	Goldman Sachs & Co.	10
12/15/27	6,330	GBP	8,391	USD	Mizuho Financial Group	9
12/31/27	29,120	AUD	19,937	USD	Mizuho Financial Group	73
01/21/28	20,262	USD	28,929	AUD	Goldman Sachs & Co.	360
01/21/28	28,024	USD	20,853	GBP	Goldman Sachs & Co.	329
01/31/28	9,002	USD	12,440	CAD	Mizuho Financial Group	20
03/31/28	128,877	USD	177,423	CAD	Macquarie Group	521
04/28/28	1,816	USD	1,507	EUR	Goldman Sachs & Co.	40
04/28/28	42,148	USD	35,356	EUR	Macquarie Group	528
06/30/28	33,028	USD	27,268	EUR	Mizuho Financial Group	805
06/30/28	3,756	USD	2,792	GBP	Mizuho Financial Group	48
07/31/28	3,049	USD	4,100	CAD	National Bank Of Canada	67
07/31/28	5,816	USD	4,800	EUR	National Bank Of Canada	137
08/31/28	31,711	USD	26,000	EUR	Mizuho Financial Group	893
09/29/28	9,460	USD	12,800	CAD	Mizuho Financial Group	142
09/29/28	2,919	USD	2,400	EUR	Mizuho Financial Group	72
09/29/28	1,463	USD	1,100	GBP	Mizuho Financial Group	4
10/30/28	7,907	USD	11,057,205	KRW	Macquarie Group	610
10/31/28	5,027	USD	6,870	CAD	National Bank Of Canada	26
10/31/28	2,155	USD	1,790	EUR	National Bank Of Canada	31
11/30/28	5,019	USD	4,190	EUR	National Bank Of Canada	44

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	15

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
12/11/28	11,981	USD	17,330,932	KRW	Macquarie Group	$576
12/15/28	1,322	USD	1,793	CAD	Mizuho Financial Group	14
01/31/29	190	USD	252	CAD	Mizuho Financial Group	5
01/31/29	11,669	USD	9,490	EUR	Mizuho Financial Group	345
01/31/29	4,609	USD	3,400	GBP	Mizuho Financial Group	91
01/31/29	7,520	USD	10,110	CAD	National Bank Of Canada	132
01/31/29	2,568	USD	1,920	GBP	National Bank Of Canada	19
02/28/29	3,039	USD	4,430	AUD	National Bank Of Canada	8
02/28/29	1,905	USD	1,560	EUR	National Bank Of Canada	43
03/29/29	3,586	USD	3,000	EUR	Macquarie Group	8
03/29/29	78,167	USD	106,656	CAD	Mizuho Financial Group	245
04/30/29	7,653	USD	6,350	EUR	Mizuho Financial Group	66
04/30/29	909	USD	1,320	AUD	National Bank Of Canada	6
09/30/30	3,292	USD	19,758	DKK	Goldman Sachs & Co.	43
Total unrealized gain						14,553
07/23/26	760	AUD	540	USD	Goldman Sachs & Co.	(14)
07/23/26	559	GBP	749	USD	Goldman Sachs & Co.	(8)
09/25/26	3,382	CAD	2,393	USD	Macquarie Group	(1)
09/29/26	101,454	USD	418,333,000	COP	Royal Bank of Canada	(17,864)
09/30/26	4,817	USD	4,300	EUR	Mizuho Financial Group	(112)
10/23/26	767	AUD	544	USD	Goldman Sachs & Co.	(14)
10/23/26	551	GBP	738	USD	Goldman Sachs & Co.	(7)
10/30/26	3,160	GBP	4,234	USD	National Bank Of Canada	(42)
11/30/26	2,548	USD	11,326,000	COP	Macquarie Group	(630)
12/08/26	345	GBP	466	USD	Mizuho Financial Group	(9)
12/08/26	16,200	USD	12,945	GBP	Mizuho Financial Group	(954)
12/15/26	26,053	USD	127,035,000	COP	Macquarie Group	(9,423)
12/21/26	25,111	USD	37,690	AUD	Mizuho Financial Group	(878)
01/22/27	763	AUD	540	USD	Goldman Sachs & Co.	(13)
01/22/27	545	GBP	729	USD	Goldman Sachs & Co.	(6)
03/29/27	98,243	USD	418,333,000	COP	Royal Bank of Canada	(15,710)
03/31/27	3,250	USD	13,808,000	COP	Macquarie Group	(510)
04/23/27	758	AUD	535	USD	Goldman Sachs & Co.	(12)
04/23/27	539	GBP	720	USD	Goldman Sachs & Co.	(5)
06/15/27	29,700	USD	127,034,000	COP	Macquarie Group	(4,284)
06/15/27	1,737	USD	2,600	AUD	Mizuho Financial Group	(51)
06/15/27	1,689	USD	1,500	EUR	Mizuho Financial Group	(49)
06/15/27	1,918	USD	1,500	GBP	Mizuho Financial Group	(70)
06/30/27	4,589	EUR	5,504	USD	Goldman Sachs & Co.	(170)
06/30/27	12,060	GBP	16,391	USD	Goldman Sachs & Co.	(371)
06/30/27	15,470	USD	13,650	EUR	Goldman Sachs & Co.	(360)
06/30/27	27,264	USD	21,050	GBP	Goldman Sachs & Co.	(644)
06/30/27	12,735	EUR	15,212	USD	Mizuho Financial Group	(414)
06/30/27	9,259	GBP	12,449	USD	Mizuho Financial Group	(156)
06/30/27	602	USD	900	AUD	Mizuho Financial Group	(17)

See Notes to Consolidated Financial Statements.

16	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
06/30/27	507	USD	708	CAD	Mizuho Financial Group	$– *
06/30/27	15,475	USD	13,650	EUR	Mizuho Financial Group	(355)
06/30/27	27,198	USD	21,050	GBP	Mizuho Financial Group	(707)
07/23/27	776	AUD	547	USD	Goldman Sachs & Co.	(12)
07/23/27	551	GBP	735	USD	Goldman Sachs & Co.	(4)
09/27/27	51,043	USD	38,669	GBP	Mizuho Financial Group	(263)
09/30/27	2,943	EUR	3,516	USD	Goldman Sachs & Co.	(81)
09/30/27	1,801	USD	2,800	AUD	Goldman Sachs & Co.	(119)
09/30/27	21,260	USD	18,700	EUR	Goldman Sachs & Co.	(509)
09/30/27	26,533	USD	20,500	GBP	Goldman Sachs & Co.	(641)
09/30/27	2,441	GBP	3,307	USD	Macquarie Group	(65)
09/30/27	4,721	USD	3,753	GBP	Macquarie Group	(247)
09/30/27	8,268	EUR	9,938	USD	Mizuho Financial Group	(287)
09/30/27	67,297	USD	98,756	AUD	Mizuho Financial Group	(608)
09/30/27	21,273	USD	18,700	EUR	Mizuho Financial Group	(498)
09/30/27	26,467	USD	20,500	GBP	Mizuho Financial Group	(703)
10/04/27	95,305	USD	418,334,000	COP	Royal Bank of Canada	(13,901)
10/22/27	778	AUD	547	USD	Goldman Sachs & Co.	(12)
10/22/27	545	GBP	726	USD	Goldman Sachs & Co.	(3)
12/15/27	27,132	USD	23,800	EUR	Goldman Sachs & Co.	(661)
12/15/27	37,388	USD	28,900	GBP	Goldman Sachs & Co.	(912)
12/15/27	669	USD	507	GBP	ING Capital Markets LLC	(4)
12/15/27	28,557	USD	25,074	EUR	Mizuho Financial Group	(721)
12/15/27	39,984	USD	31,055	GBP	Mizuho Financial Group	(1,160)
12/31/27	16,830	EUR	20,294	USD	Goldman Sachs & Co.	(563)
12/31/27	22,486	USD	20,221	EUR	Goldman Sachs & Co.	(1,110)
12/31/27	21,216	USD	33,383	AUD	Mizuho Financial Group	(1,627)
01/21/28	28,929	AUD	20,401	USD	Goldman Sachs & Co.	(490)
01/21/28	20,853	GBP	27,859	USD	Goldman Sachs & Co.	(175)
01/31/28	2,515	USD	4,000	AUD	Mizuho Financial Group	(219)
01/31/28	1,763	USD	1,600	EUR	Mizuho Financial Group	(105)
01/31/28	7,007	USD	5,700	GBP	Mizuho Financial Group	(523)
02/29/28	16,128	USD	14,718	EUR	Mizuho Financial Group	(1,065)
03/31/28	2,612	USD	4,132	AUD	Macquarie Group	(210)
03/31/28	6,553	USD	5,742	EUR	Macquarie Group	(178)
03/31/28	4,800	USD	3,730	GBP	Macquarie Group	(139)
04/28/28	1,543	USD	2,402	AUD	Goldman Sachs & Co.	(99)
04/28/28	34,987	USD	54,625	AUD	Macquarie Group	(2,331)
05/31/28	4,543	USD	7,100	AUD	Goldman Sachs & Co.	(305)
05/31/28	5,341	USD	4,540	EUR	Goldman Sachs & Co.	(5)
06/30/28	22,673	USD	20,221	EUR	Goldman Sachs & Co.	(1,083)
06/30/28	3,789	USD	2,874	GBP	ING Capital Markets LLC	(23)
06/30/28	24,797	USD	38,920	AUD	Mizuho Financial Group	(1,756)
07/31/28	3,046	USD	4,683	AUD	National Bank Of Canada	(153)
09/29/28	4,706	USD	3,753	GBP	Macquarie Group	(249)
09/29/28	1,501	USD	2,300	AUD	Mizuho Financial Group	(68)

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	17

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2026

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
10/31/28	1,574	USD	2,450	AUD	National Bank Of Canada	$(95)
11/30/28	1,180	USD	1,860	AUD	National Bank Of Canada	(85)
11/30/28	1,906	USD	2,620	CAD	National Bank Of Canada	(1)
11/30/28	2,516	USD	1,930	GBP	National Bank Of Canada	(40)
12/29/28	22,851	USD	20,221	EUR	Goldman Sachs & Co.	(1,058)
12/29/28	21,170	USD	33,383	AUD	Mizuho Financial Group	(1,522)
01/31/29	21,446	USD	32,460	AUD	National Bank Of Canada	(688)
02/12/29	4,270	USD	6,793	AUD	Macquarie Group	(340)
02/12/29	4,600	USD	4,132	EUR	Macquarie Group	(285)
03/29/29	2,763	USD	4,050	AUD	Macquarie Group	(5)
03/29/29	1,298	USD	1,100	EUR	Mizuho Financial Group	(12)
04/30/29	2,864	USD	2,170	GBP	National Bank Of Canada	(12)
06/29/29	23,030	USD	20,221	EUR	Goldman Sachs & Co.	(1,032)
06/29/29	1,732	USD	2,560	AUD	ING Capital Markets LLC	(14)
06/29/29	32,908	USD	27,691	EUR	ING Capital Markets LLC	(196)
06/29/29	2,380	USD	1,810	GBP	ING Capital Markets LLC	(17)
06/29/29	1,698	USD	2,600,000	KRW	Macquarie Group	(5)
06/29/29	25,656	USD	40,083	AUD	Mizuho Financial Group	(1,528)
06/29/29	5,434	USD	7,458	CAD	Mizuho Financial Group	(22)
09/28/29	4,695	USD	3,753	GBP	Macquarie Group	(243)
12/31/29	23,197	USD	20,221	EUR	Goldman Sachs & Co.	(1,010)
12/31/29	21,062	USD	33,383	AUD	Mizuho Financial Group	(1,460)
07/01/30	42,564	USD	35,377	EUR	Macquarie Group	(282)
Total unrealized loss						(97,699)
Net unrealized loss						$(83,146)

*	Amounts round to less than $1,000.

Abbreviations

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
COP	—	Colombian Peso
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
KRW	—	South Korean Won
USD	—	U.S. Dollar

See Notes to Consolidated Financial Statements.

18	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Statement of Assets and Liabilities (Unaudited)

US$ THOUSANDS (except per share amounts)	Note	As of June 30, 2026
Assets:
Investments in unaffiliated securities, at fair value (cost: $1,687,040)	3	$1,729,010
Investments in affiliated securities, at fair value (cost: $3,627,280)	3	4,296,871
Total investments, at fair value (cost: $5,314,320)		6,025,881
Cash		15,382
Foreign currency, at value (cost $64,275)		64,253
Distributions and interest receivable		13,391
Foreign currency forward contracts	2,3	14,553
Deferred financing costs	9	3,004
Due from Adviser	7	797
Other assets		2,046
Total assets		6,139,307
Liabilities:
Foreign currency forward contracts	2,3	97,699
Incentive fees payable	7	12,343
Payable for investments purchased		2,172
Distributions payable	6	19,558
Payable for repurchase of shares	5	23,489
Accounts payable and other liabilities		4,208
Deferred taxes payable	10	55,700
Total liabilities		215,169
Commitments and contingencies	7,13
Net Assets		$5,924,138

Composition of Net Assets:
Paid-in capital		$5,456,812
Distributable earnings		467,326
Net Assets		$5,924,138

Net Assets
Class I Shares — Net Assets		$3,894,253
Shares outstanding		349,996
Net asset value per share		$11.13

Class S Shares — Net Assets		$2,027,401
Shares outstanding		182,695
Net asset value per share		$11.10
Offering price per share based on a maximum sales charge of 3.50%		$11.50

Class D Shares — Net Assets		$2,484
Shares outstanding		226
Net asset value per share		$11.00
Offering price per share based on a maximum sales charge of 2.00%		$11.22

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	19

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Statement of Operations (Unaudited)

US$ THOUSANDS	Note	For the Six Months Ended June 30, 2026
Investment income:
Dividend and distribution income from affiliated investments	11	$412,020
Dividend and distribution income from unaffiliated investments		35,557
Interest and other income from unaffiliated investments		23,421
Less: Return of capital distributions from affiliated investments	11	(320,077)
Less: Return of capital distributions from unaffiliated investments		(9,430)
Total investment income		141,491
Expenses:
Management fees	7	33,957
Incentive fees	7	12,343
Distribution and shareholder servicing fees	4	7,679
Other operating expenses		2,531
Legal fees		1,190
Administration fees	7	813
Transfer agent fees		724
Audit and tax services		714
Directors’ fees		337
Total operating expenses		60,288
Interest expense and other financing costs	9	3,266
Total operating expenses and financing costs		63,554
Expenses recouped by the Adviser	7	623
Total expenses		64,177
Net investment income (before taxes)		77,314
Current tax expense	10	742
Net investment income		76,572

Net realized gain (loss) on:
Investments in unaffiliated investments		181
Foreign currency transactions		(412)
Foreign currency forward contracts	2,3	(14,011)
Interest rate swap contracts	2,3	168
Net realized loss		(14,074)
Net change in unrealized gain (loss) on:
Investments in affiliated investments	3,11	216,338
Investments in unaffiliated investments	3	(9,438)
Foreign currency forward contracts	2,3	(33,247)
Interest rate swap contracts	2,3	(176)
Deferred taxes recouped by the Adviser	7	(1,195)
Change in deferred taxes on unrealized gain	10	(10,757)
Foreign currency translations		277
Net change in unrealized gain		161,802
Net realized and unrealized gain		147,728
Net increase in net assets resulting from operations		$224,300

See Notes to Consolidated Financial Statements.

20	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

US$ THOUSANDS	Note	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Increase in Net Assets Resulting from Operations:
Net investment income		$76,572	$95,660
Net realized loss		(14,074)	(23,508)
Net change in unrealized gain		161,802	275,490
Net increase in net assets resulting from operations		224,300	347,642
Distributions to shareholders:	6
From distributable earnings
Class I shares		(76,843)	(85,946)
Class S shares		(30,921)	(27,214)
Class D shares		(41)	(48)
From return of capital
Class I shares		—	(40,976)
Class S shares		—	(12,974)
Class D shares		—	(23)
Total distributions paid		(107,805)	(167,181)
Capital share transactions:	4
Subscriptions		1,013,657	1,878,806
Reinvestment of distributions		58,038	88,644
Repurchases	5	(50,511)	(529,889)
Net increase in capital share transactions		1,021,184	1,437,561
Total increase in net assets		1,137,679	1,618,022
Net Assets:
Beginning of period		4,786,459	3,168,437
End of period		$5,924,138	$4,786,459

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	21

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Cash Flows (Unaudited)

US$ THOUSANDS	For the Six Months Ended June 30, 2026 (Unaudited)
Operating activities :
Net increase in net assets resulting from operations	$224,300
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(1,414,278)
Proceeds from disposition of long-term portfolio investments	81,523
Net purchases and sales of short-term portfolio investments	281,625
Net accretion of discount on investments and other adjustments to cost	(2,287)
Return of capital distributions from portfolio investments	329,507
Increase in distributions and interest receivable	(2,038)
Increase in deferred financing costs	(443)
Decrease in due from adviser	1,818
Decrease in other assets	7,703
Decrease in incentive fees payable	(3,471)
Decrease in accounts payable and other liabilities	(1,197)
Decrease in current taxes payable	(298)
Increase in deferred taxes payable	10,757
Net change in unrealized gain on investments	(206,900)
Net change in unrealized loss on foreign currency forward contracts	33,247
Net change in unrealized loss on interest rate swap contracts	176
Cash flows used in operating activities	(660,256)

Financing activities :
Cash provided from subscriptions	1,013,657
Payments on repurchase of shares	(256,466)
Distributions paid to shareholders, net of reinvestments	(46,800)
Cash flows from financing activities	710,391

Net increase to cash	50,135
Cash, beginning of period	29,500
Cash, end of period	$79,635

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities consist of distributions reinvested through our Dividend Reinvestment Plan of $58,038,000 for the six months ended June 30, 2026.

During the six-month period, the Fund paid interest expenses of $0 and income taxes of $1,459,000.

See Notes to Consolidated Financial Statements.

22	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights

				For the Period
	For the Six			November 1,
	Months			2023[1]
	Ended	For the Year Ended		through
	June 30, 2026	December 31,		December 31,
Class I	(Unaudited)	2025	2024	2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.89	$10.44	$10.07	$10.00
Income from Investment Operations:
Net investment income[2]	0.17	0.26	0.26	0.04
Net realized and unrealized gain[2]	0.30	0.64	0.55	0.11
Total from investment operations[2]	0.47	0.90	0.81	0.15
Distributions to Shareholders:
From distributable earnings	(0.23)	(0.30)	(0.43)	(0.06)
From return of capital	—	(0.15)	(0.01)	(0.02)
Total distributions to shareholders[3]	(0.23)	(0.45)	(0.44)	(0.08)
Net asset value, end of period	$11.13	$10.89	$10.44	$10.07

Total Investment Return[4]	4.39%[5]	8.81%	8.18%	1.48%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,894,253	$3,244,073	$2,395,165	$1,589,722
Ratio of Expenses to Average Net Assets:
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.10%	2.22%	2.32%	2.18%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	3.10%[6]	2.53%	2.52%	3.67%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	3.27%[6]	2.87%	2.94%	3.21%[6]
Portfolio turnover rate[7]	1.54%[5]	18.39%	17.78%	0.03%[5]

Supplemental Expense Ratios:
Management fee expense	1.25%[6]	1.25%	1.25%	1.25%[6]
Incentive fee expense	0.45%[6]	0.38%	0.38%	0.41%[6]
Operating expenses	0.23%[6]	0.25%	0.25%	0.26%[6]
Total expenses before interest, current tax and organizational and offering expenses	1.93%[6]	1.88%	1.88%	1.92%[6]
Organizational and offering expenses	—	—	0.01%	0.72%[5]
Interest expense	0.12%[6]	0.14%	0.16%	0.16%[5]
Current tax expense	0.03%[6]	0.03%	0.10%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.08%	2.05%	2.15%	2.86%
Expenses recouped (reimbursed) by the Adviser	0.02%[6]	0.17%	0.17%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.10%	2.22%	2.32%	2.18%

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	23

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

24	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31,		For the Period December 1, 2023[1] through December 31,
Class S	(Unaudited)	2025	2024	2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.86	$10.41	$10.04	$10.00
Income from Investment Operations:
Net investment income[2]	0.12	0.19	0.30	0.05
Net realized and unrealized gain[2]	0.31	0.62	0.42	0.02
Total from investment operations[2]	0.43	0.81	0.72	0.07
Distributions to Shareholders:
From distributable earnings	(0.19)	(0.24)	(0.35)	(0.02)
From return of capital	—	(0.12)	(0.00)	(0.01)
Total distributions to shareholders[3]	(0.19)	(0.36)	(0.35)	(0.03)
Net asset value, end of period	$11.10	$10.86	$10.41	$10.04

Total Investment Return[4]	3.95%[5]	7.91%	7.28%	0.70%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,027,401	$1,540,652	$771,412	$7,034
Ratio of Expenses to Average Net Assets:
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.94%	3.07%	3.33%	3.03%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	2.23%[6]	1.68%	2.93%	2.82%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	2.40%[6]	2.03%	3.41%	2.36%[6]
Portfolio turnover rate[7]	1.54%[5]	18.39%	17.78%	0.03%[5]

Supplemental Expense Ratios:
Management fee expense	1.25%[6]	1.25%	1.25%	1.25%[6]
Incentive fee expense	0.45%[6]	0.38%	0.44%	0.41%[6]
Operating expenses	0.22%[6]	0.25%	0.29%	0.26%[6]
Distribution and shareholder servicing fees	0.85%[6]	0.85%	0.85%	0.85%[6]
Total expenses before interest, current tax and organizational and offering expenses	2.77%[6]	2.73%	2.83%	2.77%[6]
Organizational and offering expenses	—	—	0.01%	0.72%[5]
Interest expense	0.12%[6]	0.14%	0.11%	0.16%[5]
Current tax expense	0.03%[6]	0.03%	0.29%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.92%	2.90%	3.24%	3.71%
Expenses recouped (reimbursed) by the Adviser	0.02%[6]	0.17%	0.09%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.94%	3.07%	3.33%	3.03%

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	25

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total investment return does not reflect sales load.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

26	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31,	For the Period March 1, 2024[1] through December 31,
Class D	(Unaudited)	2025	2024
Per Share Operating Performance:
Net asset value, beginning of period	$10.77	$10.31	$10.00
Income from Investment Operations:
Net investment income[2]	0.15	0.22	0.34
Net realized and unrealized gain[2]	0.30	0.66	0.31
Total from investment operations[2]	0.45	0.88	0.65
Distributions to Shareholders:
From distributable earnings	(0.22)	(0.28)	(0.34)
From return of capital	—	(0.14)	(0.00)
Total distributions to shareholders[3]	(0.22)	(0.42)	(0.34)
Net asset value, end of period	$11.00	$10.77	$10.31

Total Investment Return[4]	4.19%[5]	8.70%	6.58%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,484	$1,734	$1,860
Ratio of Expenses to Average Net Assets:
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.36%	2.47%	2.70%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	2.72%[6]	2.28%	4.00%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	2.89%[6]	2.62%	4.46%[6]
Portfolio turnover rate[7]	1.54%[5]	18.39%	17.78%[5]

Supplemental Expense Ratios:
Management fee expense	1.25%[6]	1.25%	1.25%[6]
Incentive fee expense	0.45%[6]	0.37%	0.44%[6]
Operating expenses	0.24%[6]	0.26%	0.28%[6]
Distribution and shareholder servicing fees	0.25%[6]	0.25%	0.25%[6]
Total expenses before interest, current tax and organizational and offering expenses	2.19%[6]	2.13%	2.22%[6]
Organizational and offering expenses	—	—	0.01%[5]
Interest expense	0.12%[6]	0.14%	0.10%[5]
Current tax expense	0.03%[6]	0.03%	0.28%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.34%	2.30%	2.61%
Expenses recouped (reimbursed) by the Adviser	0.02%[6]	0.17%	0.09%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.36%	2.47%	2.70%

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total investment return does not reflect sales load.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	27

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

The following table sets forth information regarding the Fund’s outstanding senior securities as of June 30, 2026.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[1]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security[2]
June 30, 2026	$–	$–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2025	–	–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2024	–	–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2023	356,439,000	5,480	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement

1	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
2	“Senior security” means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

See Notes to Consolidated Financial Statements.

28	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2026

1. ORGANIZATION & INVESTMENT OBJECTIVES

Brookfield Infrastructure Income Fund Inc. (the “Fund” or “BII”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of common stock, and seeks to offer periodic liquidity to investors. The Fund’s Class I Shares, Class S Shares and Class D Shares commenced operations on November 1, 2023, December 1, 2023 and March 1, 2024, respectively.

The Fund currently offers shares of four classes of common stock on a continuous basis: Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class S Common Shares (“Class S Shares”), and Class T Common Shares (“Class T Shares” and, together with the Class I Shares, the Class D Shares, and the Class S Shares, the “Shares”). The Fund was granted exemptive relief (the “Multi-Class Exemptive Relief”) by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAM) (“Brookfield Asset Management” or “BAM”). Brookfield Public Securities Group LLC (the “Administrator,” “PSG,” or the “Sub-Adviser,” together with the Adviser, the “Advisers”), an indirect wholly-owned subsidiary of BAM, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. Brookfield Corporation (NYSE: BN; TSX: BN), holds a 73% interest in BAM. Brookfield Asset Management is a leading global alternative asset manager.

In addition, as described more fully below in Note 7, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and PSG, PSG is responsible for the implementation of the Fund’s investment strategy with respect to its investments in public securities, in accordance with the Fund’s investment objectives and strategies.

The Fund’s investment objective is to maximize total returns through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective.

BII launched on November 1, 2023, as a regulated investment company, structured as a “tender offer fund.” At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the “Predecessor Fund”), was reorganized into the Fund (the “Reorganization”) and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments. The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the Advisers and portfolio managers did not change as a result of the Reorganization. The net asset value of the Fund’s shares as of close of business on October 31, 2023, after the Reorganization, was $10.00 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $1,548,638,000 in exchange for 154,864,000 Class I Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

2026 Semi-Annual Report	29

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reporting entity and principles of consolidation

The entities listed below are wholly-owned subsidiaries (each, a “Subsidiary,” or together “Subsidiaries”) of the Fund. The financial results of these Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. The accompanying consolidated financial statements include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated on consolidation.

Subsidiaries

Enercare BII ULC, an Alberta corporation formed on September 23, 2022.

IPL BII ULC, an Alberta corporation formed on September 23, 2022.

Ontario Wind BII ULC, an Alberta corporation formed on September 23, 2022.

Intermediate Holdings US LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 30, 2022.

BII Foundry Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on December 22, 2022.

BII Smoky Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on February 16, 2023.

BII Finco (Cayman) 2 L.P., formed as an Exempted Limited Partnership registered in the Cayman Islands on October 10, 2023.

BII Finco GP LLC, formed in Delaware on October 10, 2023 and is the sole general partner of BII Finco (Cayman) 2 LP.

BII Preferred US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on May 16, 2024.

BII RIC Europe Holdings (UK) Limited, formed as a limited liability company under the United Kingdom Companies Act 2006 as a private company on July 31, 2024.

BII Launch Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on November 8, 2024.

BII Solar US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 11, 2025.

BII Solar II US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 18, 2025.

Cash

Cash represents funds held in bank accounts with reputable international financial institutions. To the extent that such deposits exceed federally insured limits, the excess over such limits will be uninsured.

30	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation of investments

The Board of Directors (the “Board”) has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

The Fund values its private investments on at least a monthly basis. The Fund carries its private investments at their estimated fair value as determined by the Adviser. A number of valuation methodologies are considered in arriving at the fair value of unquoted investments, including internal or external valuation models, which may include discounted cash flow analysis. The most appropriate methodology to determine fair value is chosen on an investment by investment basis. Any control, size, liquidity or other discounts or premiums on the investment are considered by the Adviser in their determination of fair value. During the initial period after an investment has been made, cost may represent the most reasonable estimate of fair value. Intra-quarter, month-end values will reflect the latest quarterly valuation, as adjusted based on the total return that the investment is expected to generate, the impact of foreign exchange rates, and any adjustments the Adviser deems appropriate.

Investments held within an independently managed, third-party investment vehicle are valued using the net asset values provided by the respective vehicle as a practical expedient. The Fund applies the practical expedient on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset value of the investment.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the relevant exchange closes early, then the equity security will be valued at the last traded price before the relevant exchange close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

2026 Semi-Annual Report	31

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotation, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, reference to the current fair value or another instrument that is substantially the same, a discounted cash flow analysis, or other valuation models.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board.

The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value. Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized gain or loss recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Transactions

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

32	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions and Investment Income

Investments are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Income from distributions is limited to the amounts determined to be derived from the portfolio company’s operating activities based on the Adviser’s review of the portfolio company’s financial statements and results of business operations. Distributions otherwise received from these portfolio companies are recorded as a return of capital. Interest income is recorded on the accrual basis, if applicable.

Expenses

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Income Taxes

The Fund is a regulated investment company that benefits from flow-through tax treatment as it expects to distribute substantially all of its taxable income to its shareholders. However, income taxes are recognized for the amount of taxes payable by the Fund’s corporate subsidiaries and for the impact of deferred tax assets and liabilities related to such subsidiaries.

Current income taxes: Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted at the reporting date.

Deferred income taxes: Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the Fund expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the Fund intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.

2026 Semi-Annual Report	33

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and amortized over the first twelve months after the commencement of operations in accordance with FASB ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 7.

Operating Segments

The Fund operates as a single operating segment. The President of the Fund is the Chief Operating Decision Maker (“CODM”). The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the CODM, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the year ended December 31, 2025. ASU 2023-09 enhances income tax disclosures, including disclosures of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.

Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as swaps, including credit default and total return swaps, and other over-the-counter derivative instruments or participations. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund enters into forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2026 was $2,063,578,000.

Interest Rate Swaps: An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized gain or loss until the payments are made, at which time they are realized.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk.

34	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

For the six months ended June 30, 2026, the average month-end notional amount of swap contracts was $22,809,000.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities Location	Value as of June 30, 2026
US$ THOUSANDS

Assets
Foreign currency contracts	Foreign currency forward contracts	$14,553

Liabilities
Foreign currency contracts	Foreign currency forward contracts	$(97,699)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2026:

Derivatives	Consolidated Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
US$ THOUSANDS
Foreign currency contracts	Foreign currency forward contracts	$(14,011)	$(33,247)
Interest rate contracts	Interest rate swap contracts	168	(176)
		$(13,843)	$(33,423)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

	Gross Amounts	Amounts Offset in the Statement Assets and Liabilities	Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received[1]	Collateral Pledged (Received)[1]	Net Amount
US$ THOUSANDS

Assets:
Forward currency contracts	$14,553	$—	$14,553	$—	$—	$14,553

Liabilities:
Forward currency contracts	$(97,699)	$—	$(97,699)	$—	$—	$(97,699)

1	Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

2026 Semi-Annual Report	35

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

Investments measured at net asset value, as practical expedient — Investments in private investment companies measured using net asset value as a practical expedient are not categorized within the fair value hierarchy.

The Fund believes the use of NAV as a practical expedient is equally or more representative of fair value in the circumstances, as the valuations are based on NAVs reported by the underlying investment vehicles, which are calculated in accordance with U.S. GAAP fair value measurement principles. The change reflects the availability of more reliable valuation information and enhanced transparency from the underlying managers.

36	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

3. FAIR VALUE MEASUREMENTS (continued)

The following table summarizes the Fund’s investments measured at fair value as of June 30, 2026:

	FAIR VALUE MEASUREMENTS
	LEVEL 1	LEVEL 2	LEVEL 3	NAV as Practical Expedient[1]	TOTAL
US$ THOUSANDS
Investments accounted for at fair value:
Private investments	$—	$—	$4,296,871	$493,962	$4,790,833
Corporate bonds	—	1,056,178	—	—	1,056,178
Short-Term Investments	78,682	100,188	—	—	178,870
Total Investments at Fair Value	$78,682	$1,156,366	$4,296,871	$493,962	$6,025,881

Other Financial Instruments (Assets)

Foreign currency forward contracts	$—	$14,553	$—	$—	$14,553
Total Other Financial Instruments (Assets)	$—	$14,553	$—	$—	$14,553

Other Financial Instruments (Liabilities)

Foreign currency forward contracts	$—	$97,699	$—	$—	$97,699
Total Other Financial Instruments (Liabilities)	$—	$97,699	$—	$—	$97,699

1	These investments cannot be redeemed. Instead, distributions are comprised of proceeds from the underlying assets’ operations or from the liquidation of the underlying assets. In addition, subject to consent from the general partner, investment interests could be sold to a secondary buyer.
2026 Semi-Annual Report	37

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

3. FAIR VALUE MEASUREMENTS (continued)

The table below shows the significant unobservable valuation inputs that were used by the Adviser to fair value the Level 3 investments as of June 30, 2026.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2026	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
US$ THOUSANDS
Private equity Investments	$3,768,023	Income Approach	Discounted cash flow model	Discount Rate	8% to 18% (13%)	Decrease
				Terminal Value Multiple	9x to 24x (13x)	Increase
Private debt Investments	$528,848	Income Approach	Discounted cash flow model	Discount Rate	8% to 12% (9%)	Decrease

(1)	The impact represents the expected directional change in the fair value of Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Equity	Private Debt	Total
US$ THOUSANDS
Balance as of December 31, 2025	$2,937,733	$662,324	$3,600,057
Purchases of investments	694,422	106,131	800,553
Return of capital	(46,799)	(273,278)	(320,077)
Net change in unrealized gain	182,667	33,671	216,338
Balance as of June 30, 2026	$3,768,023	$528,848	$4,296,871
Change in unrealized gain for Level 3 assets still held at the reporting date	$182,667	$33,671	$216,338

4. CAPITAL SHARES

The Fund currently offers its Shares on a continuous basis and was granted Multi-Class Exemptive Relief by the SEC that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

The Shares are continuously offered each month at an offering price equal to NAV per share (plus an applicable front-end sales load, where relevant), which is calculated: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine. The differences among the Shares relate to front-end sales loads and ongoing distribution and shareholder servicing fees. No front-end sales load or distribution and shareholder servicing fees are paid with respect to Class I Shares. The Class D Shares and the Class S Shares are each subject to a front-end sales load of up to 2.00% and 3.50%, respectively. Investors purchasing Class T Shares may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount, for a total front-end sales load of up to 3.50%. Holders of the Shares have equal rights and privileges with each other, except with respect to front-end sales loads and certain ongoing distribution and shareholder servicing fees.

38	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

4. CAPITAL SHARES (continued)

For the six months ended June 30, 2026, distribution and shareholder servicing fees totaled $7,676,000 and $3,000 for Class S and Class D Shares, respectively.

At June 30, 2026, Brookfield and its affiliates owned 0.46% of the Fund’s shares, and a Brookfield-managed fund, consisting entirely of third-party capital, owned 21.14% of the Fund’s shares.

Share transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2026		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
US$ THOUSANDS
Class I Shares:
Subscriptions	51,738	$568,386	109,893	$1,169,748
Reinvestment of distributions	3,420	37,614	5,824	61,940
Repurchases	(3,008)	(33,287)	(47,358)	(511,345)
Net increase	52,150	$572,713	68,359	$720,343

Class S Shares:
Subscriptions	40,541	444,596	66,838	707,875
Reinvestment of distributions	1,859	20,393	2,511	26,648
Repurchases	(1,559)	(17,224)	(1,599)	(17,105)
Net increase	40,841	$447,765	67,750	$717,418

Class D Shares:
Subscriptions	62	675	113	1,183
Reinvestment of distributions	3	31	5	56
Repurchases	—	—	(137)	(1,439)
Net increase	65	$706	(19)	$(200)

5. REPURCHASES

The Fund intends, but is not obligated, to conduct quarterly tender offers of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a stockholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the NAV (measured as of the repurchase date) of any Shares repurchased by the Fund. If an Early Repurchase Fee is charged to a stockholder, the amount of such fee will be retained by the Fund. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the independent directors, that such suspension, postponement or termination is advisable for the Fund and its stockholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Stockholders may withdraw their written tenders after the expiration of 40 business days from the commencement of the offer if the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to stockholders, less any applicable Early Repurchase Fee, within 5 business days after the applicable expiration date in all instances.

2026 Semi-Annual Report	39

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

5. REPURCHASES (continued)

During the six months ended June 30, 2026, the Fund completed two quarterly tender offers which commenced on February 25, 2026, and May 27, 2026. The results of the tender offers were as follows:

Commencement Date	February 25, 2026
Repurchase Request Deadline	March 25, 2026
Repurchase Pricing Date	March 31, 2026
Dollar Amount Repurchased	$27,022,000
Shares Repurchased	2,454,000
Commencement Date	May 27, 2026
Repurchase Request Deadline	June 25, 2026
Repurchase Pricing Date	June 30, 2026
Dollar Amount Repurchased	$23,489,000
Shares Repurchased	2,113,000

6. DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to common stockholders in the form of distributions. Under normal market conditions, the Fund intends to declare and pay distributions monthly to common stockholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to common stockholders no less frequently than annually, although net short-term capital gains may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

The Fund intends to pay common stockholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Fund’s website at https://www.privatewealth.brookfield.com/fund/brookfield-infrastructure-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

40	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued monthly and payable quarterly in arrears at the annual rate of 1.25% of the value of the Fund’s net assets before any management and incentive fees, which is calculated as of the close of business on the last business day of each month.

The incentive fee (the “Incentive Fee”) is accrued monthly and payable annually in arrears at an amount equal to 12.5% of the Fund Income for the applicable year. The Fund looks through any total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.

“Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees). The distributions received by the Fund from the Fund’s private portfolio investments, including the distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities, are treated as cash from operations (or income) received by the Fund without regard to the tax characteristics (e.g., income vs. return of capital) of the distributions received. The annual payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations.

Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), through April 30, 2027, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2027 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) distribution and shareholder servicing fees, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

The amount of expenses reimbursed and available to be recouped before expiration on October 31, 2026 is $797,000. For the six months ended June 30, 2026, the Adviser recouped previously waived eligible expenses of $623,000 and $1,195,000 related to organizational costs and income taxes, respectively.

The Adviser has entered into the Sub-Advisory Agreement with PSG (the “Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Advisers Act. The Sub-Adviser is an indirect wholly-owned subsidiary of BAM. In addition to the Fund, the Sub-Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Sub-Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. PSG also serves as the Fund’s administrator (the “Administrator”) and accounting agent pursuant to an administration agreement. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the administration agreement, PSG receives an annual fee from the Fund equal to 0.03% of the Fund’s net asset value.

2026 Semi-Annual Report	41

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS (continued)

J.P. Morgan Chase Bank, N.A. (in such capacity, the “Sub-Administrator”) provides certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator provides certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

The Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator or the Adviser.

8. PURCHASES AND SALES OF INVESTMENTS

During the six months ended June 30, 2026, purchases and sales of investments excluding short-term securities were $1,416,450,000 and $81,704,000, respectively. There were no purchases and sales of long-term U.S. Government securities. During the six months, the portfolio turnover rate was 1.5% and comprised entirely of turnover within the Fund’s corporate bond portfolio.

9. BORROWINGS

Credit facility: The Fund pays interest on its credit facility in the amount of the Secured Overnight Financing Rate (“SOFR”) plus an applicable margin on the amount borrowed and incurs commitment fees on the unused portion.

The Fund did not draw on the line of credit during the six months ended June 30, 2026. The Fund incurred commitment fees of $1,112,000 and amortized $2,065,000 in deferred financing costs, both of which are included in interest expense and other financing costs on the Consolidated Statement of Operations. As of June 30, 2026, the Fund had $3,004,000 in unamortized deferred financing costs reported on the Consolidated Statement of Assets and Liabilities. The remaining portion is being amortized over the life of the agreement which matures on November 19, 2027.

In addition, as of June 30, 2026, $42,970,000 of the credit facility was committed for letters of credit in conjunction with the Fund’s investments in Ontario Wind, Smoky Mountain, Enercare, Intel, Orsted, Bloom Energy and Geronimo Power.

10. FEDERAL INCOME TAX INFORMATION

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gain, if any, for the taxable year to its shareholders. Therefore, no associated federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis. Income taxes recognized relate to the amount of taxes payable by the Fund’s corporate subsidiaries and the deferred tax assets and liabilities of such subsidiaries.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.

42	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

10. FEDERAL INCOME TAX INFORMATION (continued)

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s income tax provision consists of the following for the six months ended June 30, 2026.

For the Six Months Ended June 30, 2026
US$ THOUSANDS
Current tax expense:
Federal	$(2,943)
State	65
Foreign	3,620
Total current tax expense	$742
Deferred tax expense
Federal	$8,093
State	147
Foreign	2,517
Total deferred tax expense	$10,757
Total estimated provisions for income taxes	$11,499

The effective tax rate for the Fund and its consolidated subsidiaries for the six months ended June 30, 2026 was 4.88%.

At December 31, 2025, the Fund’s most recently completed tax year-end, the tax character of distributions paid were as follows:

	Year Ended December 31, 2025	Year Ended December 31, 2024
US$ THOUSANDS
Ordinary income	$106,932	$88,745
Long term capital gain	2,256	—
Return of capital	52,057	1,357
Total	$161,245	$90,102

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2026 was as follows:

Cost of investments	Gross Unrealized gain	Gross Unrealized loss	Net Unrealized gain
US$ THOUSANDS
$5,314,320	$830,049	$(118,488)	$711,561
2026 Semi-Annual Report	43

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

10. FEDERAL INCOME TAX INFORMATION (continued)

The Fund deferred, on a tax basis, late year ordinary losses of $18,757,000. The Fund had no capital loss carryforwards as at December 31, 2025.

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ in amount, timing, and character from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, partnership income/expense and nondeductible expenses. Permanent book and tax differences, if any, will result in reclassifications among the components of the Fund’s net assets. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

11. INVESTMENTS IN AFFILIATED ISSUERS

The table below reflects transactions with entities that are affiliates during the six months ended June 30, 2026.

	Opening Value	Purchases, net of returns of capital	Sales	Unrealized Gain (Loss)[1]	End Value	Dividend and Distributions Income[2]
US$ THOUSANDS
Majority Owned, Not Consolidated
None
Other Controlled
U.S. Hydro Portfolio (Smoky Mountain)	$115,628	$—	$—	$1,675	$117,303	$3,225
Other Affiliates
AI Compute Infrastructure Platform (Radiant)	—	8,910	—	316	9,226	—
Australian Utility Network (AusNet Services)	117,650	—	—	9,923	127,573	—
Behind-the-Meter Solutions (Bloom Energy Partnership)	8,589	11,818	—	596	21,003	—
Canadian Midstream (Inter Pipeline)	190,094	—	—	(9,106)	180,988	11,938
Canadian Wind Portfolio (Ontario Wind)	110,328	—	—	(3,008)	107,320	1,622
Colombian Renewable Power (Isagen)	386,672	1,237	—	84,483	472,392	3,705
European Port Operation (ADP)	3,202	—	—	85	3,287	42
European Telecom Towers (GD Towers)	99,210	—	—	2,483	101,693	4
GCC Telecom Towers	7,996	—	—	874	8,870	—
Global Container Network (Triton International)	99,750	—	—	1,317	101,067	4,793
Global Renewable Power (Neoen)	335,130	(782)	—	12,558	346,906	—
North American Railcar Network (Michigan Rail)	35,250	(2,287)	—	1,987	34,950	2,411
North American Residential Infrastructure (Enercare)	171,100	—	—	(5,498)	165,602	—
North American Residential Infrastructure (HomeServe)	109,629	—	—	7,901	117,530	1,099
Nuclear Services (Westinghouse)	229,217	—	—	69,091	298,308	2,626
South Korean Industrial Gas Platform (SK Aircore)	19,233	—	—	444	19,677	581
Terraform Renewable Power (TERP)	116,831	—	—	(7,374)	109,457	—
U.K. Gas Distribution (SGN)	67,736	—	—	493	68,229	1,122
U.K. Offshore Wind (Orsted)	14,307	—	—	(2,095)	12,212	2,623
U.K. Wind & Solar Portfolio (OnPath)	21,146	—	—	(797)	20,349	1,005
U.S. Bulk Fiber Network (Hotwire Communications)	101,049	—	—	7,111	108,160	—
U.S. Digital Infrastructure Platform (5C Group)	120,885	—	—	10,446	131,331	—
U.S. Electric Transmission (FirstEnergy Transmission)	66,006	—	—	2,894	68,900	102
U.S. Electric Transmission (Trans Bay Cable)	—	48,743	—	1,578	50,321	—
U.S. Pipeline System (Colonial)	312,104	(37,498)	—	1,532	276,138	19,243
U.S. Renewable Power (Geronimo Power)	41,858	(5,880)	—	1,921	37,899	900
U.S. Renewable Power (Modal Power)	—	101,554	—	13,834	115,388	—
U.S. Residential Solar (Renewbrook Energy)	—	132,678	—	(38,035)	94,643	—
U.S. Semiconductor Facility (Intel Partnership)	28,200	30,900	—	1,956	61,056	—
U.S. Utility (Duke Energy Florida)	—	358,230	—	12,395	370,625	—
U.S. Wireless Infrastructure (SVP)	8,933	—	—	687	9,620	—
BII BID Aggregator A L.P.	443,612	(171,886)	—	37,339	309,065	14,059
BII BID Aggregator B L.P.	92,240	(41,898)	—	(6,373)	43,969	13,078
BII BID Aggregator D L.P.	63,206	26,438	—	803	90,447	5,371
BII BID Aggregator E L.P.	—	26,676	—	124	26,800	—

44	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2026

11. INVESTMENTS IN AFFILIATED ISSUERS (continued)

	Opening Value	Purchases, net of returns of capital	Sales	Unrealized Gain (Loss)[1]	End Value	Dividend and Distributions Income[2]
US$ THOUSANDS
BII BID Preferred Aggregator L.P.	$56,318	$—	$—	$1,775	$58,093	$2,394
BII BID Solar Aggregator L.P.	1,361	(1,361)	—	—	—	—
BII BID Solar II Aggregator L.P.	5,587	(5,587)	—	—	—	—
BISS BII Golden Gate Aggregator L.P.	—	471	—	3	474	—
	$3,600,057	$480,476	$—	$216,338	$4,296,871	$91,943

1	Includes foreign currency translation gains and losses. Offsetting mark-to-market gains and losses from the Fund’s foreign currency hedging positions are disclosed separately under ‘Foreign currency forward contracts’ on the Consolidated Statement of Operations.
2	Dividend and distributions income is shown gross of foreign withholding taxes.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X (“Rule 3-09” and “Rule 4-08(g),” respectively), the Fund must determine which of its unconsolidated controlled portfolio companies (as defined by Regulation S-X) are considered “significant subsidiaries,” if any. In evaluating these investments, Rule 1-02(w)(2) of Regulation S-X stipulates two tests to be utilized to determine if any of the Fund’s controlled investments are considered significant subsidiaries for financial reporting purposes: the investment test and the income test. Rule 3-09 requires separate audited financial statements of an unconsolidated majority owned subsidiary in an annual report if any of the tests exceed the thresholds noted in Rule 1-02(w)(2) whereas Rule 4-08(g) only requires summarized financial information in an annual/semi-annual report if the thresholds are exceeded.

As of June 30, 2026, no unconsolidated controlled portfolio company met or exceeded the threshold under either of the Rule 1-02(w)(2) tests.

13. INDEMNIFICATIONS, COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

14. SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events through the date the financial statements were issued in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2026 Semi-Annual Report	45

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Infrastructure Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser” or “BAM PIC”), and the Sub-Advisory Agreement between BAM PIC and Brookfield Public Securities Group LLC (the “Sub-Adviser” or “PSG”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at an in-person meeting held on May 20-21, 2026 (the “Meeting”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, and BAM PIC and PSG provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included information regarding, among other things: (i) a summary of the nature, extent and quality of services to be provided to the Fund by BAM PIC and PSG; (ii) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses and the investment performance of the Fund as compared with a peer universe or peer group of funds, as applicable; (iii) information on the profitability of BAM PIC and PSG; (iv) information relating to economies of scale; (v) information about BAM PIC’s general compliance policies and procedures and the services that it provides in connection with its oversight of PSG; (vi) information on BAM PIC’s and PSG’s risk management processes; (vii) information regarding brokerage and soft dollar practices; and (viii) information about the key personnel of BAM PIC and PSG who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by the Adviser and the Sub-Adviser. The Board noted that such services include acting as Adviser and Sub-Adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that BAM PIC and PSG provide office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and have authorized their officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that BAM PIC is also responsible for the coordination and oversight of the Fund’s third-party service providers, including PSG. In addition to the quality of the advisory services provided by BAM PIC, the Board considered the quality of the administrative and other services provided by BAM PIC to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by BAM PIC, the Board analyzed the structure and duties of BAM PIC’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of BAM PIC, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with the Adviser, that: (i) the Adviser would continue to be able to retain high-quality personnel; (ii) the Adviser has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) the Adviser has been responsive to requests of the Board; and (iv) the Adviser has kept the Board apprised of developments relating to the Fund and the industry in general.

The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by the Adviser; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of BAM PIC and PSG; (vi) the Adviser’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) the Adviser’s reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed the Adviser’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially prevent the Adviser from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

46	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board also considered the nature, extent and quality of subadvisory services provided by PSG to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s policies and investment objective, review of brokerage matters (including with respect to trade allocation and best execution), oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s risk assessment and monitoring processes. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund’s investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers. The Board also recognized the Sub-Adviser’s reputation and experience in serving as an investment adviser to other funds and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser’s responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Sub-Adviser’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially prevent PSG from effectively serving as the investment sub-adviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Adviser and the Sub-Adviser would continue to provide high-quality investment services to the Fund.

THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Fund. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund (“Peer Universe”) and to an appropriate index or combination of indices (the “Benchmark Index”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. At the Meeting, management also discussed the methodology used by Broadridge to select the funds included in the Peer Universe. The performance information was presented for the periods ended March 31, 2026. The Fund’s performance relative to the median of the Peer Universe is described below.

Brookfield Infrastructure Income Fund Inc. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one-year period and slightly above the median for the since inception period. The Board also considered that the Fund underperformed its Benchmark Index for the one-year and since inception periods.

2026 Semi-Annual Report	47

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to BAM PIC pursuant to the Advisory Agreement and the fees paid by BAM PIC to PSG pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of the services to be provided and any potential additional benefits to be received by the Adviser, the Sub-Adviser, or their affiliates in connection with providing such services to the Fund. The Board noted that the management fee for the Adviser was set at an annual rate of 1.25% of the value of the Fund’s net assets, and also that any fee payable to the Sub-Adviser would be paid by the Adviser out of its management fee, rather than paid separately by the Fund, which was considered to be a benefit to the Fund’s stockholders.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge in collaboration with PSG. In considering the reasonableness of the management fees to be paid by the Fund to the Adviser and the Sub-Adviser, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether BAM PIC was providing services at a cost that was competitive with other, similar funds. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Infrastructure Income Fund Inc. The Board considered and took note of the following with respect to the Fund: (i) the Fund’s actual total expenses for common assets were below the median of its Expense Group and above the median of its Expense Universe; (ii) the Fund’s actual total expenses (excluding investment related expenses and taxes) for only common assets were below the median of its Expense Group and above the median of its Expense Universe; (iii) the Fund’s actual management fees for common assets were below the median of its Expense Group and above the median of its Expense Universe; and (iv) the Fund’s actual nonmanagement expenses for only common assets were below the median of its Expense Group and its Expense Universe.

The Board was also asked to consider the management fees received by BAM PIC with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on BAM PIC’s investment personnel; the greater entrepreneurial risk in managing the Fund; and the impact on BAM PIC and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional or separately managed accounts.

48	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board also considered BAM PIC’s profitability and the benefits BAM PIC and its affiliates, including PSG as the Sub-Adviser, received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to the financial condition of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of BAM PIC and PSG. The Board also considered and reviewed financial information relating to the profitability of BAM PIC and PSG with respect to the services provided to the Fund, including with respect to PSG’s management of the Brookfield Fund Complex,1 and considered whether BAM PIC and PSG had the financial resources necessary to continue to attract and retain high-quality investment professionals and other key personnel. In analyzing the profitability of BAM PIC and PSG, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund as the Adviser and Sub-Adviser, respectively, as well as the non-Fund and non-advisory business activities across Brookfield’s key business lines. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. Additionally, the Board considered the reasonableness of the management fee payable by BAM PIC to PSG under the Sub-Advisory Agreement and took into account that the fee was consistent with management fees that PSG charged to comparable funds. In considering the profitability to PSG in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by BAM PIC out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by BAM PIC to PSG, the Board noted that, because PSG is an affiliate of BAM PIC, such profitability might be directly or indirectly shared by the Adviser. For these reasons, the Board concluded that the profitability to PSG from its relationship with the Fund was not a material factor in its consideration of the renewal of the Sub-Advisory Agreement. The Board concluded that the profitability to the Adviser and the Sub-Adviser from the Fund was reasonable.

The Board concluded that BAM PIC and PSG had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high-quality services provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies of scale with respect to the Fund. The Board considered that, as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board did not review specific information regarding whether there have been economies of scale with respect to PSG’s management of the Fund because it did not consider this as a relevant and material factor at the sub-adviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by BAM PIC, was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding BAM PIC’s and PSG’s brokerage and soft dollar practices. The Board considered that BAM PIC and PSG are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits derived from any soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services in return for allocating brokerage. The Board then considered other benefits that may be realized by BAM PIC and its affiliates, including PSG, from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to BAM PIC, PSG and their affiliates by virtue of their advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of BAM PIC and PSG to the Fund.

[1]	As of the date of the Meeting, the Brookfield Fund Complex was comprised of Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc. and Oaktree Asset-Backed Income Fund Inc. (the “Brookfield Fund Complex”). Following the close of business on June 30, 2026, Brookfield Global Listed Real Estate Fund and Brookfield Next Generation Infrastructure Fund, each a series of Brookfield Investment Funds, were liquidated.
2026 Semi-Annual Report	49

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “DRIP,” or the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by SS&C GIDS, Inc. (in such capacity, the “Plan Administrator”), in additional Shares. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

Shares received under the Plan will be issued to stockholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Stockholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information stockholders may need for tax records. Any proxy stockholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered stockholders with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

50	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

●	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

●	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

●	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

●	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

●	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

●	Other organizations, with your consent or as directed by you; and

●	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2026 Semi-Annual Report	51

CORPORATE INFORMATION

Investment Adviser

Brookfield Asset Management Private Institutional

Capital Adviser (Canada), L.P.

181 Bay Street, Suite 330

Toronto, ON M5J 2T3

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: privatewealth@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address
changes and shareholder account information should
be directed to the Fund’s transfer agent:

SS&C Global Investor & Distribution Solutions, Inc

801 Pennsylvania Avenue, Suite 219501

Kansas City, MO 64105-1307

1-844-915-0238

Fund Accounting Agent and Custodian

J.P. Morgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, Ohio 43240

Sub-Adviser

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Distributor

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, ME 04101

Directors of the Fund

Edward A. Kuczmarski

William H. Wright II

Heather S. Goldman

Stuart A. McFarland

Betty A. Whelchel

Susan Schauffert-Tam

Brian F. Hurley

Officers of the Fund

Chloe Berry

Brian F. Hurley

Casey P. Tushaus

Craig A. Ruckman

Adam R. Sachs

Mohamed S. Rasul

Chair of Board of Directors

Chair of Audit Committee

Chair of Governance Committee

Director

Director

Director

Director (Interested)

President

Secretary

Treasurer

Assistant Secretary

Chief Compliance Officer

Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

privatewealth.brookfield.com
privatewealth@brookfield.com
855-777-8001

© 2026 Brookfield

Brookfield

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to stockholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Infrastructure Income Fund Inc.

By (Signature and Title)	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 3, 2026

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer

Date	September 3, 2026